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                                 UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM N-CSR

                   CERTIFIED SHAREHOLDER REPORT OF REGISTERED
                        MANAGEMENT INVESTMENT COMPANIES



		Investment Company Act file number 811-21321

                      Pioneer Municipal High Income Trust
               (Exact name of registrant as specified in charter)


                       60 State Street, Boston, MA 02109
              (Address of principal executive offices) (ZIP code)


            Terrence J. Cullen, Pioneer Investment Management, Inc.,
                       60 State Street, Boston, MA 02109
                    (Name and address of agent for service)


Registrant's telephone number, including area code:  (617) 742-7825


Date of fiscal year end:  April 30


Date of reporting period:  May 1, 2011 through October 31, 2011


Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget ("OMB") control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. ss. 3507.


ITEM 1. REPORTS TO SHAREOWNERS.


--------------------------------------------------------------------------------
                      Pioneer Municipal High
                      Income Trust
--------------------------------------------------------------------------------
                      Semiannual Report | October 31, 2011
--------------------------------------------------------------------------------

                      Ticker Symbol: MHI

                      [LOGO]PIONEER
                            Investments(R)
                      visit us: us.pioneerinvestments.com

Table of Contents

Letter to Shareowners                                                          2
Portfolio Management Discussion                                                4
Portfolio Summary                                                             10
Prices and Distributions                                                      11
Performance Update                                                            12
Schedule of Investments                                                       13
Financial Statements                                                          23
Financial Highlights                                                          26
Notes to Financial Statements                                                 28
Trustees, Officers and Service Providers                                      36

        Pioneer Municipal High Income Trust | Semiannual Report | 10/31/11     1

President's Letter

Dear Shareowner,

During the first three quarters of 2011, the U.S. economy struggled to gain solid footing. The economy went through a soft patch in the first half, and the second half, so far, has been highlighted by the U.S. government's battle over the debt ceiling and Standard & Poor's downgrade of the U.S. Treasury's credit rating from the top rating of "AAA" for the first time in history. After rallying nicely in the first half, U.S. equity markets reacted sharply this summer to the political stalemate and the downgrade. There has been continued pressure on equities due to concerns about the growing European sovereign-debt crisis and its potential impact on the global economy.

Despite legitimate reasons for concern, we believe there are also reasons for optimism that the U.S. economy will continue to exhibit modest growth and is not headed into a severe recession. Corporations continue to post solid earnings and, for the most part, are maintaining their positive earnings outlooks. They also have strong balance sheets with improved net leverage and high cash levels. Auto production has rebounded following the Japanese supply-chain interruptions caused by the earthquake and tsunami last spring. Retail sales growth year-over-year has remained steady despite low consumer confidence. And despite high unemployment in the U.S., private sector employment has grown consistently, albeit modestly, since February 2010. There are certainly risks to our outlook, including possible contagion from the European sovereign-debt and banking crisis, the fiscal drag from federal and state budget cuts in the U.S., as well as potential "negative feedback loops" from capital-market volatility. But broadly speaking, we think the subpar economic recovery is consistent with recoveries from other "balance sheet"-caused recessions.

The difficult recovery process has been accompanied by wide market swings. While this is a challenging environment, our investment professionals continue to focus on finding good opportunities to invest in both equity and bond markets using the same disciplined approach Pioneer has used since 1928. Our approach is to identify undervalued individual securities with the greatest potential for success, carefully weighing risk against reward. Our teams of investment professionals continually monitor and analyze the relative valuations of different sectors and securities globally to help build portfolios that we believe can help you achieve your investment goals.

2     Pioneer Municipal High Income Trust | Semiannual Report | 10/31/11

At Pioneer, we have long advocated the benefits of staying diversified and investing for the long term. The strategy has generally performed well for many investors. Our advice, as always, is to work closely with a trusted financial advisor to discuss your goals and work together to develop an investment strategy that meets your individual needs. There is no single best strategy that works for every investor.

We invite you to learn more about Pioneer and our time-tested approach to investing by consulting with your financial advisor or visiting us online at us.pioneerinvestments.com. We greatly appreciate your trust in us and we thank you for investing with Pioneer.

Sincerely,

/s/Daniel K. Kingsbury

Daniel K. Kingsbury
President and CEO
Pioneer Investment Management USA, Inc.

Any information in this shareowner report regarding market or economic trends or the factors influencing the Trust's historical or future performance are statements of opinion as of the date of this report. These statements should not be relied upon for any other purposes. Past performance is no guarantee of future results, and there is no guarantee that market forecasts discussed will be realized.

        Pioneer Municipal High Income Trust | Semiannual Report | 10/31/11     3

Portfolio Management Discussion | 10/31/11

Municipal bonds posted relatively strong returns during the six months ended October 31, 2011, as investor demand was strong in an environment in which supply was muted and bond valuations were attractive. In the following interview, David Eurkus discusses the factors that affected the performance of Pioneer Municipal High Income Trust during the six months ended October 31, 2011. Mr. Eurkus, senior vice president and portfolio manager at Pioneer, is a member of Pioneer's fixed-income team, and is responsible for the daily management of the Trust.

Q How did Pioneer Municipal High Income Trust perform during the six months ended October 31, 2011?

A Pioneer Municipal High Income Trust returned 9.95% at net asset value and 11.73% at market price over the six months ended October 31, 2011, with common shares of the Trust selling at a 4.7% premium to net asset value at the end of the period. During the same six-month period, the Trust's benchmarks, the Barclays Capital High Yield Municipal Bond Index and the Barclays Capital Municipal Bond Index, returned 6.74% and 5.56%, respectively. The Barclays Capital High Yield Municipal Bond Index is designed to track the performance of lower-rated municipal bonds, while the Barclays Capital Municipal Bond Index is designed to track the performance of investment-grade municipal bonds. Unlike the Trust, the two Barclays Capital indices do not use leverage. While the use of leverage can increase investment opportunity, it can also increase investment risk. Also over the same six-month period, the average rate of return at market price of the 14 closed end funds in Lipper's Closed End Funds High Yield Municipal Debt Funds (leveraged) category was 9.48%.

      On October 31, 2011, the 30-day SEC yield on the Trust's shares was 8.23%.

Q How would you describe the investment environment during the six months ended October 31, 2011?

A After struggling in the first quarter of 2011, the municipal bond market changed course, as investors returned to the market, recognizing the value that municipal bonds offered. From an interest-rate and income perspective, investors were attracted to the relatively high tax-free yields that municipal bonds provided -- yields that were higher than those of taxable bonds and money market funds, which were nearly zero. Strong investor demand and very light supply relative to historical norms were big factors in the positive performance of the municipal bond market over the six months. Year-over-year issuance of new bonds declined by approximately

4     Pioneer Municipal High Income Trust | Semiannual Report | 10/31/11

      40%, largely because heavy new-bond issuance occurred in the final quarter of 2010, when the U.S. government ended the Build America Bonds (BAB) program, which had authorized the issuance of taxable municipal securities subsidized by the U.S. Treasury. To take advantage of the BAB program before it expired, municipalities issued a significant supply of new bonds; as a result, the municipalities did not have to issue as many new bonds in 2011.

      Over the six-month period ended October 31, 2011, both high-yield and investment-grade municipal bonds generated relatively strong returns, with higher-yielding bonds outperforming higher-quality securities. The Trust outperformed both the Barclays Capital Municipal Bond Index, which measures the performance of the general municipal bond market, and the Barclays Capital High Yield Municipal Bond Index, which tracks the high-yield segment of the municipal market, over the period. Performance over the six-month period was consistent with the Trust's overall portfolio positioning, with exposure to both high-yield and investment-grade municipals. At the end of the period on October 31, 2011, 64.6% of the Trust's total investment portfolio was invested in high-yield, below-investment-grade debt, and 35.4% of the Trust's total investment portfolio was invested in investment-grade municipal bonds. The Trust had 134 issues in 36 states as of October 31, 2011.

Q     How did you position the Trust over the six months ended October 31, 2011?

A We are long-term investors, and so during the six-month period we maintained a consistent positioning, keeping the Trust's portfolio fully invested, well diversified and with an emphasis on credit-worthy assets. We focus on trying to produce generous current income for the Trust's shareowners through investments in securities that we believe, as a result of our credit research, are backed by issuers with the ability to pay out consistent, reliable income. Most of the Trust's portfolio continued to be invested in revenue bonds over the period, bonds which rely on revenues from specific funding sources, such as hospital/health care facilities, colleges and universities, or water treatment plants that produce their own fees and revenues. In contrast, general obligation bonds require a dedicated stream of tax revenues to cover the specific debt issuance and are more likely to experience downgrades in credit quality by various rating agencies due to the financial problems currently facing many state and local governments. At the end of the six-month period on October 31, 2011, approximately 1.0% of the Trust's total investment portfolio was invested in general obligation bonds.

      In selecting bonds for the Trust's portfolio, we maintained our emphasis on sectors that are vital to the domestic economy, such as hospitals/health care, public/private educational institutions, power/energy generation and transportation/airports. At 30.1% of the Trust's total investment portfolio,

        Pioneer Municipal High Income Trust | Semiannual Report | 10/31/11     5
      hospitals/health care represented the largest group in the Trust as of October 31, 2011, followed by transportation facilities, including airports, at 11.6% of the Trust's total investment portfolio. Other sectors included tobacco settlement bonds and public/private educational institutions, which accounted for 11.1% and 6.0%, respectively, of the Trust's total investment portfolio. In general, most of the Trust's pool of assets provided positive returns over the six-month period, and the Trust outperformed its benchmarks.

Q Were there any specific sectors or individual investments that affected the Trust's performance over the six months ended October 31, 2011, either positively or negatively?

A The Trust's exposure to the airline sector detracted from results due to rumors of a possible American Airlines bankruptcy. Approximately 2.0% of the Trust's total investment portfolio was invested in both secured and unsecured debt backed by American Airlines industrial revenue bonds during the period. In addition to American Airlines, underperforming holdings in the Trust's portfolio during the 12-month period included bonds issued by Massachusetts Health and Educational Facilities Authority (for Quincy Medical Center), and Pennsylvania Economic Development Authority (for U.S. Gypsum).

      Contributor holdings in the Trust's portfolio during the 12-month period were many, but among the top performers were bonds issued by Atlanta (Georgia) Water and Sewer Authority, New York State Dormitory Authority (for Columbia University), and State of Texas inverse floating-rate securities.

Q     Could you describe how leverage is used in managing the Trust?

A The Trust employs leverage provided by auction preferred shares to invest the Trust in additional longer-maturity municipal securities that typically pay higher dividends than the dividend rates payable on the preferred shares, thereby increasing the Trust's yield. The use of leverage can increase the Trust's potential to pay higher yields to its shareowners than would generally be paid by an unleveraged portfolio. During periods of low market interest rates and modest borrowing costs, the use of leverage can have a significant positive effect on the Trust's yield. However, just as the use of leverage provides the potential to enhance yield, it also can increase investment risk. During periods when municipal bond prices tend to change, the use of leverage can magnify the effect of changing prices on the Trust's total return, which is the combination of yield and price change. When bond prices rise, the use of leverage can further enhance the Trust's total return; when bond prices decline, the use of leverage can magnify the price loss to the Trust.

6     Pioneer Municipal High Income Trust | Semiannual Report | 10/31/11

Q     How did the levels of leverage used by the Trust change during the period?

A At the end of the six-month period (on October 31, 2011), 24.7% of the Trust's total managed assets were financed by leverage, compared with 25.8% of the Trust's total managed assets being financed by leverage at the beginning of the six-month period on May 1, 2011.

Q     What is your investment outlook?

A The municipal bond market continues to exhibit many strong qualities, including attractive valuations relative to Treasuries, relatively high yields in comparison to their taxable counterparts, and declining defaults. While there may be an occasional burst of supply to the market, supply remains muted and demand has been strong, which is one of the dynamics that should continue to help provide positive returns. States and municipalities continue to work to balance their budgets by increasing revenues and managing costs through personnel cuts, cancellation of capital projects and reduction in some benefits. We believe that municipal bonds continue to represent good value, both from a market standpoint and, fundamentally, from a credit perspective. We think municipals should remain an attractive option for investors, especially in the face of what appears to be limited supply in a continued low-interest-rate environment.

      Despite our positive outlook for the municipal bond market, we cannot ignore the macroeconomic issues currently in play on a global scale. We do not anticipate a double-dip recession in the United States; however, we expect economic growth to be slow. The Federal Reserve System (the Fed) has stated that it will keep short-term interest rates low (in the 0.00% to 0.25% range) until the summer of 2013, and we expect inflation to be relatively subdued.

      As we manage the Trust in the months ahead, our investment discipline will continue to be based on independent fundamental analysis. Before a security is added to the Trust's portfolio, we will maintain our practice of analyzing both the credit-worthiness of the issuer and the reliability and sustainability of the security's revenue stream. We believe there is value in the high-yield municipal bond market, as the tax-advantaged yields of municipal securities compare favorably with yields provided by taxable bonds.

Please refer to the Schedule of Investments on pages 13-22 for a full listing of Trust securities.

        Pioneer Municipal High Income Trust | Semiannual Report | 10/31/11     7

Investments in high-yield or lower-rated securities are subject to greater-than-average risk.

The Trust may invest in securities of issuers that are in default or that are in bankruptcy.

A portion of income may be subject to state, federal, and/or alternative minimum tax. Capital gains, if any, are subject to a capital gains tax.

When interest rates rise, the prices of debt securities held by the Trust will generally fall. Conversely, when interest rates fall the prices of debt securities held by the Trust generally will rise.

By concentrating in municipal securities, the Trust is more susceptible to adverse economic, political or regulatory developments than is a portfolio that invests more broadly.

Investments in the Trust are subject to possible loss due to the financial failure of the issuers of the underlying securities and the issuers' inability to meet their debt obligations.

The Trust may invest up to 20% of its total assets in illiquid securities. Illiquid securities may be difficult to dispose of at a fair price at the times when the Trust believes it is desirable to do so, and their market price is generally more volatile than that of more liquid securities. Illiquid securities are also more difficult to value and investment of the Trust's assets in illiquid securities may restrict the Trust's ability to take advantage of market opportunities.

The Trust uses leverage through the issuance of preferred shares. Leverage creates significant risks, including the risk that the Trust's incremental income or capital appreciation will not be sufficient to cover the cost of leverage, which may adversely affect the return for the holders of common shares. Since February of 2008, regularly scheduled auctions for the Trust's preferred shares have failed and preferred shareowners have not been able to sell their shares at auction. The Board of Trustees of the Trust has considered, and continues to consider, this issue.

The Trust is required to maintain certain regulatory and rating agency asset coverage requirements in connection with its outstanding preferred shares. In order to maintain required asset coverage levels, the Trust may be required to alter the composition of its investment portfolio or take other actions, such as redeeming preferred shares with the proceeds from portfolio transactions, at what might be inopportune times in the market. Such actions could reduce the net earnings or returns to holders of the Trust's common shares over time.

Risks of investing in the Trust are discussed in greater detail in the Trust's original offering prospectus and in shareowner reports issued from time to time.

These risks may increase share price volatility.

8     Pioneer Municipal High Income Trust | Semiannual Report | 10/31/11

Past performance is no guarantee of future results, and there is no guarantee that market forecasts discussed will be realized.

Any information in this shareowner report regarding market or economic trends or the factors influencing the Trust's historical or future performance are statements of opinion as of the date of this report. These statements should not be relied upon for any other purposes.

        Pioneer Municipal High Income Trust | Semiannual Report | 10/31/11     9

Portfolio Summary | 10/31/11

Portfolio Diversification
--------------------------------------------------------------------------------
(As a percentage of total investment portfolio)

[THE FOLLOWING DATA IS A REPRESENTATION OF A PIE CHART IN THE PRINTED MATERIAL]

Health Revenue                                                              30.1%
Insured                                                                     13.3%
Other Revenue                                                               13.2%
Tobacco Revenue                                                             11.1%
Airport Revenue                                                              8.5%
Development Revenue                                                          7.0%
Education Revenue                                                            6.0%
Facilities Revenue                                                           3.0%
Pollution Control Revenue                                                    2.9%
Transportation Revenue                                                       2.6%
Gaming Authority Revenue                                                     1.6%
Airline Revenue                                                              0.5%
Housing Revenue                                                              0.2%
Utilities Revenue*

*     Amount is less than 0.1%

Portfolio Quality
--------------------------------------------------------------------------------
(As a percentage of total investment portfolio; based on S&P ratings)

[THE FOLLOWING DATA IS A REPRESENTATION OF A PIE CHART IN THE PRINTED MATERIAL]

AAA                                                                          3.5%
AA                                                                          11.0%
A                                                                            5.9%
BBB                                                                         15.0%
BB                                                                           6.0%
B                                                                            8.0%
CCC                                                                          1.6%
CC                                                                           0.2%
Not Rated                                                                   48.8%

Bond ratings are ordered highest to lowest in portfolio. Based on Standard & Poor's measures, AAA (highest possible rating) through BBB are considered investment grade; BB or lower ratings are considered non-investment grade. Cash equivalents and some bonds may not be rated.

The portfolio is actively managed and current holdings may be different.

10 Largest Holdings
--------------------------------------------------------------------------------
(As a percentage of long-term holdings)*

 1. Metropolitan Pier & Exposition Authority Dedicated State Tax Revenue, 0.0%, 6/15/22         3.5%
 2. Connecticut Health & Educational Facilities Authority Revenue, RIB, 11.729%,
    7/1/42 (144A)                                                                               3.0
 3. North Texas Tollway Authority Revenue, 5.75%, 1/1/33                                        2.6
 4. Washington State General Obligation, 0.0%, 6/1/22                                           2.5
 5. New York State Dormitory Authority Revenue, RIB, 13.299%, 7/1/26 (144A)                     2.4
 6. New Jersey Economic Development Authority Revenue, 6.25%, 9/15/29                           2.4
 7. Texas State, RIB, 12.47%, 4/1/30 (144A)                                                     2.2
 8. Tobacco Settlement Financing Corp., 6.75%, 6/1/39                                           2.2
 9. California State University Revenue, RIB, 10.153%, 11/1/39 (144A)                           2.1
10. Massachusetts Development Finance Agency Revenue, 5.75%, 1/1/42                             2.0

* This list excludes temporary cash investments. The portfolio is actively managed, and current holdings may be different. The holdings listed should not be considered recommendations to buy or sell any security listed.

10     Pioneer Municipal High Income Trust | Semiannual Report | 10/31/11

Prices and Distributions | 10/31/11

Market Value per Common Share
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                      10/31/11                           4/30/11
--------------------------------------------------------------------------------
                                       $14.36                             $13.40
--------------------------------------------------------------------------------
Premium                                   4.7%                               3.1%
--------------------------------------------------------------------------------

Net Asset Value per Common Share
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                      10/31/11                           4/30/11
--------------------------------------------------------------------------------
                                       $13.71                             $13.00
--------------------------------------------------------------------------------

Distributions per Common Share: 5/1/11-10/31/11
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                        Net
                     Investment              Short-Term               Long-Term
                       Income              Capital Gains            Capital Gains
--------------------------------------------------------------------------------
                      $ 0.5700                 $ --                     $ --

--------------------------------------------------------------------------------

       Pioneer Municipal High Income Trust | Semiannual Report | 10/31/11     11

Performance Update | 10/31/11

Investment Returns
--------------------------------------------------------------------------------
The mountain chart on the right shows the change in market value, including reinvestment of dividends and distributions, of a $10,000 investment made in common shares of Pioneer Municipal High Income Trust, compared to that of the Barclays Capital Municipal Bond Index and Barclays Capital High Yield Municipal Bond Index.

Cumulative Total Returns
(As of October 31, 2011)
--------------------------------------------------------------------------------
                                                           Net Asset      Market
Period                                                     Value (NAV)    Price
--------------------------------------------------------------------------------
Life-of-Trust
(7/17/2003)                                                70.32%         70.43%
5 Years                                                    22.95          42.13
1 Year                                                      4.16           3.04
--------------------------------------------------------------------------------

[THE FOLLOWING DATA IS A REPRESENTATION OF A MOUNTAIN CHART IN THE PRINTED MATERIAL]

Value of $10,000 Investment

                Pioneer Municipal High      Barclays Capital      Barclays Capital High Yield
                     Income Trust         Municipal Bond Index        Municipal Bond Index
7/03                    $10,000                  $10,000                    $10,000
10/03                   $10,097                  $10,319                    $10,419
                        $10,504                  $10,941                    $11,446
10/05                   $11,261                  $11,219                    $12,522
                        $11,991                  $11,863                    $14,009
10/07                   $12,789                  $12,209                    $14,326
                        $ 8,865                  $11,805                    $11,614
10/09                   $13,395                  $13,411                    $13,303
                        $16,540                  $14,454                    $15,147
10/11                   $17,043                  $15,001                    $15,656

Call 1-800-225-6292 or visit us.pioneerinvestments.com for the most recent month-end performance results. Current performance may be lower or higher than the performance data quoted.

Performance data shown represents past performance. Past performance is no guarantee of future results. Investment return and market price will fluctuate, and your shares may trade below NAV due to such factors as interest rate changes and the perceived credit quality of borrowers.

Total investment return does not reflect broker sales charges or commissions. All performance is for common shares of the Trust.

Closed-end funds, unlike open-end funds, are not continuously offered. There is a one-time public offering and once issued, shares of closed-end funds are sold in the open market through a stock exchange and frequently trade at prices lower than their NAV. NAV is total assets less total liabilities which includes preferred shares, divided by the number of common shares outstanding.

When NAV is lower than market price, dividends are assumed to be reinvested at the greater of NAV or 95% of the market price. When NAV is higher, dividends are assumed to be reinvested at prices obtained under the Trust's dividend reinvestment plan.

The performance table and graph do not reflect the deduction of fees and taxes that a shareowner would pay on Trust distributions or the sale of Trust shares.

The Barclays Capital Municipal Bond Index is a broad measure of the municipal bond market. The Barclays Capital High Yield Municipal Bond Index totals over $26 billion in market value and maintains over 1300 securities. Municipal bonds in this index have the following requirements: maturities of one year or greater, sub investment grade (below Baa or non-rated), fixed coupon rate, issued after 12/31/90, deal size over $20 million, and maturity size of at least $3 million. Index returns are calculated monthly, assume reinvestment of dividends and, unlike Trust returns, do not reflect any fees, expenses or sales charges. The indices are not leveraged. You cannot invest directly in the indices.

12     Pioneer Municipal High Income Trust | Semiannual Report | 10/31/11

Schedule of Investments | 10/31/11 (unaudited)

----------------------------------------------------------------------------------------------------------
Principal
Amount              S&P/Moody's
USD ($)             Ratings                                                                 Value
----------------------------------------------------------------------------------------------------------
                                   TAX EXEMPT OBLIGATIONS -- 127.5% of Net Assets
                                   Alabama -- 2.1%
 2,500,000                B-/B2    Alabama Industrial Development Authority Solid
                                   Waste Disposal Revenue, 6.45%, 12/1/23                   $    2,160,525
 1,000,000                NR/NR    Huntsville-Redstone Village Special Care Facilities
                                   Financing Authority, 5.5%, 1/1/28                               877,130
 4,500,000                NR/NR    Huntsville-Redstone Village Special Care Facilities
                                   Financing Authority, 5.5%, 1/1/43                             3,356,640
                                                                                            --------------
                                                                                            $    6,394,295
----------------------------------------------------------------------------------------------------------
                                   Arizona -- 2.4%
 5,000,000            BBB-/Baa3    Apache County Industrial Development Authority,
                                   5.85%, 3/1/28                                            $    4,999,900
   994,000              NR/Baa3    Pima County Industrial Development Authority,
                                   6.75%, 7/1/31                                                   951,725
   950,000              NR/Baa3    Pima County Industrial Development Authority,
                                   7.25%, 7/1/31                                                   950,561
   500,000              NR/Baa2    Yavapai County Industrial Development Authority,
                                   6.0%, 8/1/33                                                    501,175
                                                                                            --------------
                                                                                            $    7,403,361
----------------------------------------------------------------------------------------------------------
                                   California -- 9.5%
 3,000,000                NR/A1    ABAG Finance Authority for Nonprofit Corp., Revenue
                                   Bonds, 5.75%, 7/1/37                                     $    3,037,290
 1,000,000                NR/NR    California Enterprise Development Authority Recovery
                                   Zone Facility Revenue, 8.5%, 4/1/31                           1,039,620
 7,885,000(a)            AA+/NR    California State University Revenue, RIB, 10.153%,
                                   11/1/39 (144A)                                                8,588,658
 3,000,000               BB+/NR    California Statewide Communities Development
                                   Authority, 7.25%, 10/1/38 (144A)                              3,036,210
   568,006(b)             NR/NR    California Statewide Communities Development
                                   Authority Environmental Facilities Revenue,
                                   9.0%, 12/1/38                                                     5,674
 5,150,000+             AA+/Aaa    Golden State Tobacco Securitization Corp.,
                                   7.8%, 6/1/42                                                  5,731,744
 7,000,000+             AA+/Aaa    Golden State Tobacco Securitization Corp.,
                                   7.875%, 6/1/42                                                7,798,630
                                                                                            --------------
                                                                                            $   29,237,826
----------------------------------------------------------------------------------------------------------
                                   Colorado -- 0.9%
 2,000,000              BBB+/NR    Colorado Health Facilities Authority Revenue,
                                   5.25%, 5/15/42                                           $    1,801,320
 1,000,000                NR/NR    Kremmling Memorial Hospital District,
                                   7.125%, 12/1/45                                               1,011,360
                                                                                            --------------
                                                                                            $    2,812,680
----------------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

       Pioneer Municipal High Income Trust | Semiannual Report | 10/31/11     13

----------------------------------------------------------------------------------------------------------
Principal
Amount              S&P/Moody's
USD ($)             Ratings                                                                 Value
----------------------------------------------------------------------------------------------------------
                                   Connecticut -- 5.6%
10,335,000(a)            NR/Aaa    Connecticut Health & Educational Facilities Authority
                                   Revenue, RIB, 11.729%, 7/1/42 (144A)                     $   12,202,121
 1,000,000                NR/NR    Hamden Facility Revenue Bonds, Series 2009A,
                                   7.75%, 1/1/43                                                 1,038,360
 5,000,000              CCC+/NR    Mohegan Tribe Indians Gaming Authority,
                                   6.25%, 1/1/31                                                 3,975,900
                                                                                            --------------
                                                                                            $   17,216,381
----------------------------------------------------------------------------------------------------------
                                   District of Columbia -- 3.6%
 5,000,000             BBB/Baa1    District of Columbia Tobacco Settlement Financing
                                   Corp., 6.5%, 5/15/33                                     $    5,195,000
 6,000,000             BBB/Baa1    District of Columbia Tobacco Settlement Financing
                                   Corp., 6.75%, 5/15/40                                         5,888,160
                                                                                            --------------
                                                                                            $   11,083,160
----------------------------------------------------------------------------------------------------------
                                   Florida -- 7.2%
 1,500,000                NR/NR    Alachua County Health Facilities Authority Revenue,
                                   8.125%, 11/15/41                                         $    1,491,225
 1,500,000                NR/NR    Alachua County Health Facilities Authority Revenue,
                                   8.125%, 11/15/46                                              1,473,975
 1,600,000                NR/NR    Beacon Lakes Community Development,
                                   6.9%, 5/1/35                                                  1,612,000
 1,000,000               NR/Ba3    Capital Trust Agency Revenue Bonds,
                                   7.75%, 1/1/41                                                 1,029,940
 1,000,000                NR/NR    Florida Development Finance Corp., Educational
                                   Facilities Revenue, 6.0%, 9/15/40                               930,220
 2,000,000                NR/NR    Florida Development Finance Corp., Educational
                                   Facilities Revenue, 7.625%, 6/15/41                           2,036,800
 1,000,000+               NR/WR    Hillsborough County Industrial Development Authority
                                   Revenue, 8.0%, 8/15/32                                        1,396,380
 2,330,000                NR/NR    Liberty County Subordinate Revenue,
                                   8.25%, 7/1/28                                                 2,298,102
 2,500,000                A-/A2    Miami-Dade County Florida Aviation Revenue, 5.5%,
                                   10/1/41                                                       2,590,700
 1,000,000                NR/NR    St. Johns County Industrial Development Authority
                                   Revenue, 5.25%, 1/1/26                                          856,280
 2,000,000                NR/NR    St. Johns County Industrial Development Authority
                                   Revenue, 5.375%, 1/1/40                                       1,550,560
 5,000,000              NR/Baa1    Tallahassee Health Facilities Revenue,
                                   6.375%, 12/1/30                                               5,002,050
                                                                                            --------------
                                                                                            $   22,268,232
----------------------------------------------------------------------------------------------------------
                                   Georgia -- 2.4%
 4,240,000(a)            NR/Aa3    Atlanta Georgia Water and Wastewater Revenue, RIB,
                                   10.153%, 11/1/43 (144A)                                  $    4,370,592
   500,000              CCC+/NR    Clayton County Development Authority Revenue,
                                   9.0%, 6/1/35                                                    537,350

The accompanying notes are an integral part of these financial statements.

14     Pioneer Municipal High Income Trust | Semiannual Report | 10/31/11

----------------------------------------------------------------------------------------------------------
Principal
Amount              S&P/Moody's
USD ($)             Ratings                                                                 Value
----------------------------------------------------------------------------------------------------------
                                   Georgia -- (continued)
 2,400,000                NR/NR    Fulton County Residential Care Facilities Revenue,
                                   5.0%, 7/1/27                                             $    1,826,640
 1,100,000                NR/NR    Fulton County Residential Care Facilities Revenue,
                                   5.125%, 7/1/42                                                  746,350
                                                                                            --------------
                                                                                            $    7,480,932
----------------------------------------------------------------------------------------------------------
                                   Idaho -- 1.6%
 5,000,000            BBB+/Baa1    Power County Industrial Development Corp.,
                                   6.45%, 8/1/32                                            $    5,004,050
----------------------------------------------------------------------------------------------------------
                                   Illinois -- 17.3%
 2,000,000(c)             NR/NR    Centerpoint Intermodal Center, 8.5%,
                                   6/15/23 (144A)                                           $    2,000,080
12,000,000              NR/Caa2    Chicago O'Hare International Airport Special Facility
                                   Revenue Refunding Bonds, 5.5%, 12/1/30                        6,720,000
 1,000,000(b)             NR/NR    Illinois Finance Authority Revenue, 6.0%, 11/15/27              598,380
 3,865,000              BBB+/NR    Illinois Finance Authority Revenue, 6.0%, 8/15/38             3,907,283
 2,000,000              AA+/Aa2    Illinois Finance Authority Revenue, 6.0%, 8/15/39             2,189,620
 4,000,000(b)             NR/NR    Illinois Finance Authority Revenue, 6.0%, 11/15/39            2,393,520
 2,450,000                NR/NR    Illinois Finance Authority Revenue, 6.375%, 5/15/17           2,450,588
 2,500,000              NR/Baa2    Illinois Finance Authority Revenue, 6.5%, 4/1/39              2,612,575
   500,000                NR/NR    Illinois Finance Authority Revenue, 7.0%, 5/15/18               500,375
 1,700,000                NR/NR    Illinois Finance Authority Revenue, 7.625%, 5/15/25           1,715,793
   600,000                NR/NR    Illinois Finance Authority Revenue, 7.75%, 5/15/30              602,934
 2,000,000                NR/NR    Illinois Finance Authority Revenue, 8.0%, 5/15/40             2,030,700
 3,200,000                NR/NR    Illinois Finance Authority Revenue, 8.0%, 5/15/46             3,249,120
 4,000,000                NR/NR    Illinois Finance Authority Revenue, 8.25%, 5/15/45            3,928,440
 2,500,000                NR/NR    Illinois Finance Authority Revenue, 8.25%, 2/15/46            2,528,575
 1,500,000(b)             NR/NR    Illinois Health Facilities Authority Revenue,
                                   6.9%, 11/15/33                                                  524,595
16,880,000(d)            AAA/A2    Metropolitan Pier & Exposition Authority Dedicated
                                   State Tax Revenue, 0.0%, 6/15/22                             14,020,191
 1,540,000                NR/NR    Southwestern Illinois Development Authority
                                   Revenue, 5.625%, 11/1/26                                      1,145,652
                                                                                            --------------
                                                                                            $   53,118,421
----------------------------------------------------------------------------------------------------------
                                   Indiana -- 1.7%
 3,000,000                A+/A1    Indiana Health & Educational Facility Financing
                                   Authority Hospital Revenue, 5.0%, 2/15/39                $    2,900,070
 2,570,000                NR/NR    Vigo County Hospital Authority Revenue, 5.8%,
                                   9/1/47 (144A)                                                 2,328,137
                                                                                            --------------
                                                                                            $    5,228,207
----------------------------------------------------------------------------------------------------------
                                   Louisiana -- 2.1%
 1,500,000            BBB-/Baa3    Louisiana Local Government Environmental Facilities
                                   Revenue, 6.75%, 11/1/32                                  $    1,565,265

The accompanying notes are an integral part of these financial statements.

       Pioneer Municipal High Income Trust | Semiannual Report | 10/31/11     15

----------------------------------------------------------------------------------------------------------
Principal
Amount              S&P/Moody's
USD ($)             Ratings                                                                 Value
----------------------------------------------------------------------------------------------------------
                                   Louisiana -- (continued)
 5,000,000              NR/Baa1    Louisiana Public Facilities Authority Revenue,
                                   5.5%, 5/15/47                                            $    4,772,950
                                                                                            --------------
                                                                                            $    6,338,215
----------------------------------------------------------------------------------------------------------
                                   Maine -- 0.5%
 1,500,000              NR/Baa3    Maine Health & Higher Educational Facilities
                                   Authority Revenue, 7.5%, 7/1/32                          $    1,641,165
----------------------------------------------------------------------------------------------------------
                                   Massachusetts -- 6.9%
 2,305,000                NR/NR    Massachusetts Development Finance Agency
                                   Revenue, 7.1%, 7/1/32                                    $    2,013,026
 7,100,000                 A/WR    Massachusetts Development Finance Agency
                                   Revenue, 5.75%, 1/1/42                                        7,829,667
   910,000                AA/NR    Massachusetts Educational Financing Authority
                                   Revenue, 6.0%, 1/1/28                                           993,911
 1,000,000              NR/Caa1    Massachusetts Health & Educational Facilities
                                   Authority Revenue, 6.0%, 10/1/23                                828,610
 3,500,000+               NR/NR    Massachusetts Health & Educational Facilities
                                   Authority Revenue, 6.25%, 7/1/22                              3,674,475
 4,500,000(b)             NR/NR    Massachusetts Health & Educational Facilities
                                   Authority Revenue, 6.5%, 1/15/38                                855,000
 5,000,000               BB-/NR    Massachusetts Health & Educational Facilities
                                   Authority Revenue, 6.75%, 10/1/33                             4,962,900
                                                                                            --------------
                                                                                            $   21,157,589
----------------------------------------------------------------------------------------------------------
                                   Michigan -- 3.0%
   935,000                NR/NR    Doctor Charles Drew Academy, 5.7%, 11/1/36               $      611,649
 1,500,000               BB-/NR    John Tolfree Health System Corp., 6.0%, 9/15/23               1,272,600
 2,000,000               BB+/NR    Kent Hospital Finance Authority Revenue,
                                   6.25%, 7/1/40                                                 1,913,920
 5,830,000                BB/NR    Michigan Tobacco Settlement Finance Authority,
                                   6.0%, 6/1/48                                                  4,077,036
 1,430,000               BBB/NR    Star International Academy Certificates of
                                   Participation, 6.125%, 3/1/37                                 1,266,994
                                                                                            --------------
                                                                                            $    9,142,199
----------------------------------------------------------------------------------------------------------
                                   Minnesota -- 0.9%
 1,675,000               BB-/NR    Duluth Economic Development Authority Health Care
                                   Facilities Revenue, 7.25%, 6/15/32                       $    1,681,750
 1,000,000                NR/NR    Port Authority of the City of Bloomington Minnesota
                                   Facility Revenue Bonds, 9.0%, 12/1/35                         1,025,530
                                                                                            --------------
                                                                                            $    2,707,280
----------------------------------------------------------------------------------------------------------
                                   Montana -- 0.1%
 1,600,000(b)(e)          NR/NR    Two Rivers Authority, Inc., Correctional Facility
                                   Improvement Revenue, 7.375%, 11/1/27                     $      312,032
----------------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

16     Pioneer Municipal High Income Trust | Semiannual Report | 10/31/11

----------------------------------------------------------------------------------------------------------
Principal
Amount              S&P/Moody's
USD ($)             Ratings                                                                 Value
----------------------------------------------------------------------------------------------------------
                                   Nebraska -- 0.2%
 2,000,000(b)(e)          NR/NR    Grand Island Solid Waste Disposal Facilities
                                   Revenue, 7.0%, 6/1/23                                    $      560,760
----------------------------------------------------------------------------------------------------------
                                   Nevada -- 0.0%*
 2,000,000(b)(e)          NR/NR    Nevada State Department of Business & Industry,
                                   7.25%, 1/1/23                                            $        2,980
----------------------------------------------------------------------------------------------------------
                                   New Jersey -- 7.9%
10,000,000                 B/B3    New Jersey Economic Development Authority
                                   Revenue, 6.25%, 9/15/29                                  $    9,454,700
 6,150,000(c)              B/B3    New Jersey Economic Development Authority
                                   Revenue, 7.0%, 11/15/30                                       6,149,016
 8,000,000+             AA+/Aaa    Tobacco Settlement Financing Corp.,
                                   6.75%, 6/1/39                                                 8,801,360
                                                                                            --------------
                                                                                            $   24,405,076
----------------------------------------------------------------------------------------------------------
                                   New Mexico -- 1.2%
 1,500,000                NR/NR    Otero County New Mexico Project Revenue, 6.0%,
                                   4/1/23                                                   $    1,311,585
 2,960,000                NR/NR    Otero County New Mexico Project Revenue, 6.0%,
                                   4/1/28                                                        2,395,025
                                                                                            --------------
                                                                                            $    3,706,610
----------------------------------------------------------------------------------------------------------
                                   New York -- 9.0%
 3,000,000                NR/NR    Dutchess County Industrial Development Agency
                                   Revenue, 7.5%, 3/1/29                                    $    2,968,050
 2,000,000              BBB+/NR    Hempstead Local Development Corp. Revenue
                                   Bonds, 5.75%, 7/1/39                                          2,080,200
 2,050,000                NR/NR    Nassau County New York Industrial Development
                                   Agency Revenue, 6.7%, 1/1/43                                  1,860,354
   990,000            CCC+/Caa2    New York City Industrial Development Agency, 6.9%,
                                   8/1/24                                                          594,020
 2,000,000               BB-/B1    New York City Industrial Development Agency,
                                   7.625%, 12/1/32                                               2,007,960
 2,000,000              B-/Caa2    New York City Industrial Development Agency, 8.0%,
                                   8/1/12                                                        1,995,780
 1,000,000               NR/Ba1    New York State Dormitory Authority Revenue,
                                   6.125%, 12/1/29                                               1,004,030
 7,040,000(a)            NR/Aaa    New York State Dormitory Authority Revenue, RIB,
                                   13.299%, 7/1/26 (144A)                                        9,786,938
 2,750,000                BB/NR    Seneca Nation Indians Capital Improvement
                                   Authority Revenue, 5.25%, 12/1/16 (144A)                      2,574,000
 3,000,000                NR/NR    Suffolk County Industrial Development Agency,
                                   7.25%, 1/1/30                                                 2,920,020
                                                                                            --------------
                                                                                            $   27,791,352
----------------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

       Pioneer Municipal High Income Trust | Semiannual Report | 10/31/11     17

----------------------------------------------------------------------------------------------------------
Principal
Amount              S&P/Moody's
USD ($)             Ratings                                                                 Value
----------------------------------------------------------------------------------------------------------
                                   North Carolina -- 2.9%
 4,785,000                NR/NR    Charlotte North Carolina Special Facilities Revenue,
                                   5.6%, 7/1/27                                             $    4,221,566
 4,795,000                NR/NR    Charlotte North Carolina Special Facilities Revenue,
                                   7.75%, 2/1/28                                                 4,800,994
                                                                                            --------------
                                                                                            $    9,022,560
----------------------------------------------------------------------------------------------------------
                                   Oklahoma -- 1.8%
 1,225,000              B-/Caa2    Tulsa Municipal Airport Revenue, 6.25%, 6/1/20           $    1,036,852
 4,350,000              B-/Caa2    Tulsa Municipal Airport Revenue, 7.35%, 12/1/11               4,340,300
                                                                                            --------------
                                                                                            $    5,377,152
----------------------------------------------------------------------------------------------------------
                                   Pennsylvania -- 2.5%
 1,550,000              NR/Baa2    Allegheny County Hospital Development Authority
                                   Revenue, 5.125%, 5/1/25                                  $    1,449,405
 1,000,000                CC/NR    Columbia County Hospital Authority Health Care
                                   Revenue, 5.9%, 6/1/29                                           828,490
   665,000             BBB+/Ba1    Hazleton Health Services Authority Hospital Revenue,
                                   5.625%, 7/1/17                                                  664,993
 1,280,000(b)             NR/Ca    Langhorne Manor Borough Higher Education &
                                   Health Authority Revenue, 7.35%, 7/1/22                         384,000
 5,000,000              B-/Caa2    Pennsylvania Economic Development Financing
                                   Authority Solid Waste Disposal Revenue,
                                   6.0%, 6/1/31                                                  3,797,750
   500,000              BBB+/NR    Pennsylvania Higher Educational Facilities Authority
                                   Revenue, 5.4%, 7/15/36                                          503,760
                                                                                            --------------
                                                                                            $    7,628,398
----------------------------------------------------------------------------------------------------------
                                   Rhode Island -- 2.0%
 6,000,000(e)             NR/NR    Central Falls Detention Facilities Revenue,
                                   7.25%, 7/15/35                                           $    4,684,980
 1,500,000                NR/NR    Rhode Island Health & Educational Building Corp.,
                                   Revenue, 8.375%, 1/1/46                                       1,542,435
                                                                                            --------------
                                                                                            $    6,227,415
----------------------------------------------------------------------------------------------------------
                                   South Carolina -- 1.4%
 3,185,000+           BBB+/Baa1    South Carolina Jobs Economic Development
                                   Authority Revenue, 6.375%, 8/1/34                        $    3,509,583
   665,000+           BBB+/Baa1    South Carolina Jobs Economic Development
                                   Authority Revenue, 6.375%, 8/1/34                               732,770
                                                                                            --------------
                                                                                            $    4,242,353
----------------------------------------------------------------------------------------------------------
                                   Tennessee -- 4.7%
 7,000,000+               NR/A2    Johnson City Health & Educational Facilities Board
                                   Hospital Revenue, 7.5%, 7/1/33                           $    7,467,530
 2,480,000                NR/A1    Knox County Health, Educational & Housing Facilities
                                   Board Hospital Revenue, 6.375%, 4/15/22                       2,554,822

The accompanying notes are an integral part of these financial statements.

18     Pioneer Municipal High Income Trust | Semiannual Report | 10/31/11

----------------------------------------------------------------------------------------------------------
Principal
Amount              S&P/Moody's
USD ($)             Ratings                                                                 Value
----------------------------------------------------------------------------------------------------------
                                   Tennessee -- (continued)
 4,600,000              BBB+/NR    Sullivan County Health, Educational & Housing
                                   Facilities Board Hospital Revenue, 5.25%, 9/1/36         $    4,320,596
                                                                                            --------------
                                                                                            $   14,342,948
----------------------------------------------------------------------------------------------------------
                                   Texas -- 14.2%
 1,345,000                NR/B3    Bexar County Housing Finance Corp.,
                                   8.0%, 12/1/36                                            $      932,919
 2,500,000              BB+/Ba1    Central Texas Regional Mobility Authority Revenue,
                                   6.75%, 1/1/41                                                 2,472,050
 2,000,000            CCC+/Caa2    Dallas-Fort Worth International Airport Revenue,
                                   6.0%, 11/1/14                                                 1,220,020
 4,000,000                NR/NR    Decatur Hospital Authority Revenue, 7.0%, 9/1/25              4,024,880
   725,078(b)(e)          NR/NR    Gulf Coast Industrial Development Authority,
                                   7.0%, 12/1/36                                                     7,243
 3,750,000                B-/B3    Houston Airport System Special Facilities Revenue,
                                   5.7%, 7/15/29                                                 3,297,075
 5,340,000                NR/NR    Lubbock Health Facilities Development Corp.,
                                   6.625%, 7/1/36                                                4,957,282
10,000,000              BBB+/A3    North Texas Tollway Authority Revenue,
                                   5.75%, 1/1/33                                                10,403,800
 2,810,000(a)            NR/Aaa    Northside Independent School District, RIB,
                                   11.522%, 6/15/33 (144A)                                       3,012,517
 1,000,000                NR/NR    Tarrant County Cultural Education Facilities Finance
                                   Corp., 8.125%, 11/15/39                                         994,250
 1,500,000                NR/NR    Tarrant County Cultural Education Facilities Finance
                                   Corp., 8.25%, 11/15/44                                        1,499,070
 2,000,000                NR/NR    Tarrant County Cultural Education Facilities Finance
                                   Corp., 8.0%, 11/15/34                                         1,991,560
 7,040,000(a)            NR/Aaa    Texas State, RIB, 12.47%, 4/1/30 (144A)                       8,894,477
                                                                                            --------------
                                                                                            $   43,707,143
----------------------------------------------------------------------------------------------------------
                                   Utah -- 0.2%
   800,000                NR/NR    Spanish Fork City Charter School Revenue, 5.55%,
                                   11/15/26 (144A)                                          $      665,120
----------------------------------------------------------------------------------------------------------
                                   Vermont -- 0.5%
 1,500,000              A-/Baa1    Vermont Educational & Health Buildings Financing
                                   Agency Revenue, 6.0%, 10/1/28                            $    1,524,285
----------------------------------------------------------------------------------------------------------
                                   Virginia -- 0.3%
 1,000,000             BBB/Baa2    Peninsula Ports Authority, 6.0%, 4/1/33                  $    1,018,120
----------------------------------------------------------------------------------------------------------
                                   Washington -- 9.6%
 4,710,000               A+/Aa3    Spokane Public Facilities District Hotel/Motel Tax &
                                   Sales, 5.75%, 12/1/27                                    $    4,998,205
 7,025,000             BBB/Baa1    Tobacco Settlement Authority Revenue,
                                   6.625%, 6/1/32                                                7,108,878

The accompanying notes are an integral part of these financial statements.

       Pioneer Municipal High Income Trust | Semiannual Report | 10/31/11     19

----------------------------------------------------------------------------------------------------------
Principal
Amount              S&P/Moody's
USD ($)             Ratings                                                                 Value
----------------------------------------------------------------------------------------------------------
                                   Washington -- (continued)
14,315,000              AA+/Aa1    Washington State General Obligation, 0.0%, 6/1/22        $    9,984,856
 3,795,000                 A/A2    Washington State Health Care Facilities Authority
                                   Revenue, 6.0%, 1/1/33                                         3,943,309
 5,000,000                NR/NR    Washington State Housing Finance Committee
                                   Nonprofit Revenue, 5.625%, 1/1/27                             3,585,100
                                                                                            --------------
                                                                                            $   29,620,348
----------------------------------------------------------------------------------------------------------
                                   West Virginia -- 0.5%
 1,495,000                NR/NR    West Virginia Hospital Finance Authority Hospital
                                   Revenue Bonds, 9.125%, 10/1/41                           $    1,563,037
----------------------------------------------------------------------------------------------------------
                                   Wisconsin -- 0.8%
 2,500,000                NR/NR    Wisconsin Public Finance Authority Continuing Care
                                   Retirement Community Revenue, 8.25%, 6/1/46              $    2,564,375
----------------------------------------------------------------------------------------------------------
                                   TOTAL TAX EXEMPT OBLIGATIONS
                                   (Cost $384,719,310)                                      $  392,516,057
----------------------------------------------------------------------------------------------------------
                                   MUNICIPAL COLLATERALIZED DEBT
                                   OBLIGATION -- 2.0% of Net Assets
10,000,000(c)(e)          NR/NR    Non-Profit Preferred Funding Trust I, 12.0%,
                                   9/15/37 (144A)                                           $    6,098,600
----------------------------------------------------------------------------------------------------------
                                   TOTAL MUNICIPAL COLLATERALIZED
                                   DEBT OBLIGATION
                                   (Cost $10,000,000)                                       $    6,098,600
----------------------------------------------------------------------------------------------------------
Shares
----------------------------------------------------------------------------------------------------------
                                   COMMON STOCK -- 0.7%
   251,078(f)                      Delta Air Lines, Inc.                                    $    2,139,185
----------------------------------------------------------------------------------------------------------
                                   TOTAL COMMON STOCK
                                   (Cost $6,612,756)                                        $    2,139,185
----------------------------------------------------------------------------------------------------------
                                   TOTAL INVESTMENTS IN SECURITIES -- 130.2%
                                   (Cost $401,332,066) (g)(h)                               $  400,753,842
----------------------------------------------------------------------------------------------------------
                                   OTHER ASSETS AND LIABILITIES -- 2.6%                     $    7,998,966
----------------------------------------------------------------------------------------------------------
                                   PREFERRED SHARES AT REDEMPTION VALUE,
                                   INCLUDING DIVIDENDS PAYABLE -- (32.8)%                   $ (101,003,489)
----------------------------------------------------------------------------------------------------------
                                   NET ASSETS APPLICABLE TO COMMON
                                   SHAREOWNERS -- 100.0%                                    $  307,749,319
==========================================================================================================

(144A) Security is exempt from registration under Rule 144A of the Securities Act of 1933. Such securities may be resold normally to qualified institutional buyers in a transaction exempt from registration. At October 31, 2011, the value of these securities amounted to $63,557,450 or 20.7% of total net assets applicable to common shareowners.

RIB    Residual Interest Bonds.

NR     Security not rated by either S&P or Moody's.

The accompanying notes are an integral part of these financial statements.

20     Pioneer Municipal High Income Trust | Semiannual Report | 10/31/11

WR     Rating withdrawn by either S&P or Moody's.

+ Prerefunded bonds have been collateralized by U.S. Treasury or U.S. Government Agency securities which are held in escrow to pay interest and principal on the tax exempt issue and to retire the bonds in full at the earliest refunding date.

*      Amount rounds to less than 0.1%.

(a) The interest rate is subject to change periodically and inversely based upon prevailing market rates. The interest rate shown is the coupon rate at October 31, 2011.

(b)    Security is in default and is non-income producing.

(c) The interest rate is subject to change periodically. The interest rate shown is the coupon rate at October 31, 2011.

(d) Debt obligation initially issued at one coupon which converts to a higher coupon at a specific date. The rate shown is the rate at October 31, 2011.

(e) Indicates a security that has been deemed illiquid. The aggregate cost of illiquid securities is $22,081,762. The aggregate fair value of $11,666,595 represents 3.8% of the total net assets applicable to common shareowners.

(f)    Non-income producing.

(g) The concentration of investments by type of obligation/market sector is as follows:

         Insured:
           NATL-RE                                                          7.3%
           FSA                                                              3.2
           AMBAC                                                            2.0
           PSF                                                              0.8
         Revenue Bonds:
           Health Revenue                                                  30.3
           Other Revenue                                                   13.2
           Tobacco Revenue                                                 11.2
           Airport Revenue                                                  8.6
           Development Revenue                                              7.1
           Education Revenue                                                6.0
           Facilities Revenue                                               3.0
           Pollution Control Revenue                                        2.9
           Transportation Revenue                                           2.6
           Gaming Revenue                                                   1.6
           Housing Revenue                                                  0.2
           Utilities Revenue**                                               --
                                                                          -----
                                                                          100.0%
                                                                          =====

**    Amount is less than 0.1%

The accompanying notes are an integral part of these financial statements.

       Pioneer Municipal High Income Trust | Semiannual Report | 10/31/11     21

(h) At October 31, 2011, the net unrealized loss on investments based on cost for federal income tax purposes of $402,468,749 was as follows:

         Aggregate gross unrealized gain in which there is an excess of value over
           tax cost                                                                   $27,762,654
         Aggregate gross unrealized loss in which there is an excess of tax cost
           over value                                                                 (29,477,561)
                                                                                      -----------
         Net unrealized loss                                                          $(1,714,907)
                                                                                      ===========

For financial reporting purposes net unrealized loss on investments was $578,224 and cost of investments aggregated $401,332,066.

Purchases and sales of securities (excluding temporary cash investments) for the six months ended October 31, 2011 aggregated $24,463,175 and $21,757,103, respectively.

Various inputs are used in determining the value of the Trust's investments. These inputs are summarized in the three broad levels listed below.

Level 1 -- quoted prices in active markets for identical securities
Level 2 -- other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)
Level 3 -- significant unobservable inputs (including the Trust's own assumptions in determining fair value of investments)

Generally, equity securities are categorized as Level 1, fixed income securities and senior loans are categorized as Level 2 and securities valued using fair value methods are categorized as Level 3.

The following is a summary of the inputs used as of October 31, 2011, in valuing the Trust's investments:

-------------------------------------------------------------------------------------------------
                                            Level 1       Level 2         Level 3    Total
-------------------------------------------------------------------------------------------------
Tax exempt obligations                      $       --    $392,516,057        $--    $392,516,057
Municipal collateralized debt obligation            --       6,098,600         --       6,098,600
Common stock                                 2,139,185              --         --       2,139,185
-------------------------------------------------------------------------------------------------
Total                                       $2,139,185    $398,614,657        $--    $400,753,842
=================================================================================================

The accompanying notes are an integral part of these financial statements.

22     Pioneer Municipal High Income Trust | Semiannual Report | 10/31/11

Statement of Assets and Liabilities | 10/31/11 (unaudited)

ASSETS:
  Investments in securities, at value (cost $401,332,066)            $400,753,842
  Cash                                                                  1,606,585
  Receivables --
   Investment securities sold                                              65,000
   Interest                                                             9,573,754
  Prepaid expenses                                                         22,854
  Other assets                                                            145,573
---------------------------------------------------------------------------------
     Total assets                                                    $412,167,608
---------------------------------------------------------------------------------
Liabilities:
  Payable --
   Investment securities purchased                                   $  2,965,950
  Due to affiliates                                                       216,189
  Administration fee payable                                               92,938
  Accrued expenses                                                        139,723
---------------------------------------------------------------------------------
     Total liabilities                                               $  3,414,800
---------------------------------------------------------------------------------
PREFERRED SHARES AT REDEMPTION VALUE:
  $25,000 liquidation value per share applicable to 4,040 shares,
   including dividends payable of $3,489                             $101,003,489
---------------------------------------------------------------------------------
NET ASSETS APPLICABLE TO COMMON SHAREOWNERS:
  Paid-in capital                                                    $319,605,260
  Undistributed net investment income                                  11,758,418
  Accumulated net realized loss on investments                        (23,036,135)
  Net unrealized loss on investments                                     (578,224)
---------------------------------------------------------------------------------
     Net assets applicable to common shareowners                     $307,749,319
---------------------------------------------------------------------------------
NET ASSET VALUE PER COMMON SHARE:
No par value (unlimited number of shares authorized)
 Based on $307,749,319/22,450,607 common shares                      $      13.71
---------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

       Pioneer Municipal High Income Trust | Semiannual Report | 10/31/11     23

Statement of Operations (unaudited)

For the Six Months Ended 10/31/11

INVESTMENT INCOME:
  Interest                                                                        $14,551,281
---------------------------------------------------------------------------------------------
EXPENSES:
  Management fees                                               $ 1,223,371
  Administration fees                                               142,643
  Transfer agent fees and expenses                                    7,450
  Shareowner communications expense                                  18,229
  Auction agent fees                                                133,805
  Custodian fees                                                     52,611
  Registration fees                                                  10,281
  Professional fees                                                  47,519
  Printing expense                                                   21,964
  Trustees' fees                                                      5,504
  Pricing fee                                                         9,037
  Miscellaneous                                                      27,618
---------------------------------------------------------------------------------------------
     Total expenses                                                               $ 1,700,032
---------------------------------------------------------------------------------------------
       Net investment income                                                      $12,851,249
---------------------------------------------------------------------------------------------
REALIZED AND UNREALIZED GAIN ON INVESTMENTS:
  Net realized gain from investments                            $ 1,444,850
  Change in net unrealized gain (loss) on investments            14,356,646
---------------------------------------------------------------------------------------------
   Net gain on investments                                                        $15,801,496
---------------------------------------------------------------------------------------------
DISTRIBUTIONS TO PREFERRED SHAREOWNERS FROM NET
INVESTMENT INCOME:                                                                $  (123,574)
---------------------------------------------------------------------------------------------
  Net increase in net assets applicable to common shareowners
   resulting from operations                                                      $28,529,171
---------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

24     Pioneer Municipal High Income Trust | Semiannual Report | 10/31/11

Statement of Changes in Net Assets


                                                              Six Months
                                                              Ended               Year
                                                              10/31/11            Ended
                                                              (unaudited)         4/30/11
FROM OPERATIONS:
Net investment income                                         $ 12,851,249        $ 25,037,310
Net realized gain (loss) on investments                          1,444,850            (668,700)
Change in unrealized gain (loss) on investments                 14,356,646         (19,362,413)
Distributions to preferred shareowners from net investment
  income                                                          (123,574)           (421,969)
----------------------------------------------------------------------------------------------
     Net increase in net assets applicable to common
       shareowners resulting from operations                  $ 28,529,171        $  4,584,228
----------------------------------------------------------------------------------------------
DISTRIBUTIONS TO COMMON SHAREOWNERS:
Net investment income
  ($0.57 and $1.065 per share, respectively)                  $(12,774,655)       $(23,762,562)
----------------------------------------------------------------------------------------------
     Total distributions to common shareowners                $(12,774,655)       $(23,762,562)
----------------------------------------------------------------------------------------------
FROM TRUST SHARE TRANSACTIONS:
Reinvestment in distributions                                 $    941,443        $  1,775,707
----------------------------------------------------------------------------------------------
   Net increase in net assets applicable to common
     shareowners from Trust share transactions                $    941,443        $  1,775,707
----------------------------------------------------------------------------------------------
   Net increase (decrease) in net assets applicable to
     common shareowners                                       $ 16,695,959        $(17,402,627)
NET ASSETS APPLICABLE TO COMMON SHAREOWNERS:
Beginning of period                                            291,053,360         308,455,987
----------------------------------------------------------------------------------------------
End of period                                                 $307,749,319        $291,053,360
----------------------------------------------------------------------------------------------
Undistributed net investment income                           $ 11,758,418        $ 11,805,398
==============================================================================================

The accompanying notes are an integral part of these financial statements.

       Pioneer Municipal High Income Trust | Semiannual Report | 10/31/11     25

Financial Highlights

-----------------------------------------------------------------------------------------------------------------------------------
                                                        Six Months
                                                        Ended           Year        Year         Year         Year         Year
                                                        10/31/11        Ended       Ended        Ended        Ended        Ended
                                                        (Unaudited)     4/30/11     4/30/10      4/30/09      4/30/08      4/30/07
-----------------------------------------------------------------------------------------------------------------------------------
Per Common Share Operating Performance
Net asset value, beginning of period                    $  13.00        $  13.86    $  11.18     $  14.07     $  16.02     $  15.15
-----------------------------------------------------------------------------------------------------------------------------------
Increase (decrease) from investment operations: (a)
 Net investment income                                  $   0.57        $   1.12    $   1.17     $   1.12     $   1.08     $   1.02
 Net realized and unrealized gain (loss) on
  investments and interest rate swaps                       0.72           (0.89)       2.50        (3.05)       (2.03)        0.78
 Dividends and distributions to preferred
  shareowners from:
  Net investment income                                    (0.01)          (0.02)      (0.02)       (0.11)       (0.17)       (0.16)
-----------------------------------------------------------------------------------------------------------------------------------
  Net increase (decrease) from investment operations    $   1.28        $   0.21    $   3.65     $  (2.04)    $  (1.12)    $   1.64
Dividends and distributions to common shareowners
 from:
 Net investment income                                     (0.57)          (1.07)      (0.97)       (0.85)       (0.83)       (0.77)
-----------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net asset value              $   0.71        $  (0.86)   $   2.68     $  (2.89)    $  (1.95)    $   0.87
-----------------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period (b)                      $  13.71        $  13.00    $  13.86     $  11.18     $  14.07     $  16.02
-----------------------------------------------------------------------------------------------------------------------------------
Market value, end of period (b)                         $  14.36        $  13.40    $  14.34     $  10.40     $  13.88     $  15.05
===================================================================================================================================
Total return at market value (c)                           11.73%           1.04%      48.69%      (18.85)%      (2.28)%      20.04%
Ratios to average net assets of common shareowners
 Net expenses (d)                                           0.83%(f)        1.12%       1.14%        1.19%        1.03%        1.06%
 Net investment income before preferred share
 dividends                                                  6.28%(f)        8.26%       9.07%        9.36%        7.17%        6.49%
 Preferred share dividends                                  0.08%(f)        0.14%       0.16%        0.95%        1.13%        1.01%
 Net investment income available to common
 shareowners                                                6.20%(f)        8.12%       8.91%        8.41%        6.04%        5.48%

The accompanying notes are an integral part of these financial statements.

26    Pioneer Municipal High Income Trust | Semiannual Report | 10/31/11

-----------------------------------------------------------------------------------------------------------------------------------
                                                        Six Months
                                                        Ended          Year        Year         Year         Year          Year
                                                        10/31/11       Ended       Ended        Ended        Ended         Ended
                                                        (Unaudited)    4/30/11     4/30/10      4/30/09      4/30/08       4/30/07
-----------------------------------------------------------------------------------------------------------------------------------
Portfolio turnover                                             5%            10%         11%          16%          17%           18%
Net assets of common shareowners, end of period (in
 thousands)                                             $307,749       $291,053    $308,456     $247,560     $311,231      $354,486
Preferred shares outstanding (in thousands)             $101,000       $101,000    $101,000     $101,000     $101,000      $101,000
Asset coverage per preferred share, end of period (e)   $101,176       $ 97,044    $101,351     $ 86,278     $102,047      $112,759
Average market value per preferred share                $ 25,000       $ 25,000    $ 25,000     $ 25,000     $ 25,000      $ 25,000
Liquidation value, including dividends payable, per
 preferred share                                        $ 25,001       $ 25,001    $ 25,001     $ 25,001     $ 25,010      $ 25,014
Ratios to average net assets of common shareowners
  before waivers and reimbursements of expenses
 Net expenses (d)                                          0.83%(f)        1.12%       1.14%        1.19%        1.03%         1.06%
 Net investment income before preferred share
  dividends                                                6.28%(f)        8.26%       9.07%        9.36%        7.17%         6.49%
 Preferred share dividends                                 0.08%(f)        0.14%       0.16%        0.95%        1.13%         1.01%
 Net investment income available to common
  shareowners                                              6.20%(f)        8.12%       8.91%        8.41%        6.04%         5.48%
===================================================================================================================================

(a) The per common share data presented above is based upon the average common shares outstanding for the periods presented.
(b) Net asset value and market value are published in Barron's on Saturday, The Wall Street Journal on Monday and The New York Times on Monday and Saturday.
(c) Total investment return is calculated assuming a purchase of common shares at the current market value on the first day and a sale at the current market value on the last day of the periods reported. Dividends and distributions, if any, are assumed for purposes of this calculation to be reinvested at prices obtained under the Trust's dividend reinvestment plan. Total investment return does not reflect brokerage commissions. Past performance is not a guarantee of future results.
(d) Expense ratios do not reflect the effect of dividend payments to preferred shareowners.
(e)   Market value is redemption value without an active market.
(f)   Annualized.

The information above represents the operating performance data for a common share outstanding, total investment return, ratios to average net assets and other supplemental data for the periods indicated. This information has been determined based upon financial information provided in the financial statements and market value data for the Trust's common shares.

The accompanying notes are an integral part of these financial statements.

        Pioneer Municipal High Income Trust | Semiannual Report | 10/31/11    27

Notes to Financial Statements | 10/31/11 (unaudited)

1.    Organization and Significant Accounting Policies

Pioneer Municipal High Income Trust (the Trust) was organized as a Delaware statutory trust on March 13, 2003. Prior to commencing operations on July 21, 2003, the Trust had no operations other than matters relating to its organization and registration as a diversified, closed-end management investment company under the Investment Company Act of 1940, as amended. The primary investment objective of the Trust is to seek a high level of current income exempt from regular federal income tax and, as a secondary investment objective, the Trust may seek capital appreciation to the extent consistent with its primary investment objective.

The Trust's financial statements have been prepared in conformity with U.S. generally accepted accounting principles that require the management of the Trust to, among other things, make estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of income, expenses and gain or loss on investments during the reporting period. Actual results could differ from those estimates.

The following is a summary of significant accounting policies followed by the Trust in the preparation of its financial statements, which are consistent with those policies generally accepted in the investment company industry:

A.    Security Valuation

      Security transactions are recorded as of trade date. Fixed income securities with remaining maturity of more than sixty days are valued at prices supplied by independent pricing services, which consider such factors as market prices, market events, quotations from one or more brokers, Treasury spreads, yields, maturities and ratings. Valuations may be supplemented by dealers and other sources, as required. Equity securities that have traded on an exchange are valued at the last sale price on the principal exchange where they are traded. Equity securities that have not traded on the date of valuation, or securities for which sale prices are not available, generally are valued using the mean between the last bid and asked prices. The values of interest rate swaps are determined by obtaining dealer quotations.

      Securities for which independent pricing services are unable to supply prices or for which market prices and/or quotations are not readily available or are considered to be unreliable are valued using fair value methods pursuant to procedures adopted by the Board of Trustees. The Trust may use fair value methods if it is determined that a significant event has occurred after the

28     Pioneer Municipal High Income Trust | Semiannual Report | 10/31/11
      close of the exchange or market on which the security trades and prior to the determination of the Trust's net asset value. Examples of a significant event might include political or economic news, corporate restructurings, natural disasters, terrorist activity or trading halts. Thus, the valuation of the Trust's securities may differ from exchange prices.

      At October 31, 2011, there were no securities that were valued using fair value methods (other than securities valued using prices supplied by independent pricing services). Inputs used when applying fair value methods to value a security may include credit ratings, the financial condition of the company, current market conditions and comparable securities. Short-term fixed income securities with remaining maturities of sixty days or less generally are valued at amortized cost. Money market mutual funds are valued at net asset value.

      Discount and premium on debt securities are accreted or amortized, respectively, daily into interest income on a yield-to-maturity basis with a corresponding increase or decrease in the cost basis of the security. Interest income, including interest-bearing cash accounts, is recorded on an accrual basis.

      Dividend income is recorded on the ex-dividend date, except that certain dividends from foreign securities where the ex-dividend date may have passed are recorded as soon as the Trust becomes aware of the ex-dividend data in the exercise of reasonable diligence.

      Gains and losses on sales of investments are calculated on the identified cost method for both financial reporting and federal income tax purposes.

B.    Federal Income Taxes

      It is the Trust's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income and net realized capital gains, if any, to its shareowners. Therefore, no federal income tax provision is required. Tax years for the prior three fiscal years remain subject to examination by federal and state tax authorities.

      The amounts and characterizations of distributions to shareowners for financial reporting purposes are determined in accordance with federal income tax rules. Therefore, the sources of the Trust's distributions may be shown in the accompanying financial statements as from or in excess of net investment income or as from net realized gain (loss) on investment transactions, or as from paid-in capital, depending on the type of book/tax differences that may exist.

      The tax character of current year distributions payable to common and preferred shareowners will be determined at the end of the current taxable

       Pioneer Municipal High Income Trust | Semiannual Report | 10/31/11     29
      year. The tax character of distributions paid to common and preferred shareowners during the year ended April 30, 2011 was as follows:

--------------------------------------------------------------------------------
                                                                           2011
--------------------------------------------------------------------------------
Distributions paid from:
Tax exempt income                                                  $ 24,122,149
Ordinary income                                                          62,382
--------------------------------------------------------------------------------
  Total                                                            $ 24,184,531
================================================================================

      The following shows the components of distributable earnings (losses) on a federal income tax basis at April 30, 2011:

--------------------------------------------------------------------------------
                                                                           2011
--------------------------------------------------------------------------------
Distributable earnings:
Undistributed tax-exempt income                                    $ 10,781,502
Undistributed ordinary income                                            38,991
Capital loss carryforward                                           (23,146,406)
Post-October-loss deferred                                           (1,242,549)
Dividends payable                                                        (3,894)
Unrealized depreciation                                             (14,038,101)
--------------------------------------------------------------------------------
  Total                                                            $(27,610,457)
================================================================================

      The difference between book-basis and tax-basis unrealized depreciation is primarily attributable to the difference between book and tax amortization methods for premiums and discounts on fixed income securities, book/tax difference in the accrual of income on securities in default, the deferral of post-October capital losses for tax purposes and other temporary differences.

C.    Automatic Dividend Reinvestment Plan

      All common shareowners whose shares are registered in their own names automatically participate in the Automatic Dividend Reinvestment Plan (the
      Plan), under which participants receive all dividends and capital gain distributions (collectively, dividends) in full and fractional common shares of the Trust in lieu of cash. Shareowners may elect not to participate in the Plan. Shareowners not participating in the Plan receive all dividends and capital gain distributions in cash. Participation in the Plan is completely voluntary and may be terminated or resumed at any time without penalty by notifying American Stock Transfer & Trust Company, the agent for shareowners in administering the Plan (the Plan Agent), in writing prior to any dividend record date; otherwise such termination or resumption will be effective with respect to any subsequently declared dividend or other distribution.

      If a shareowner's shares are held in the name of a brokerage firm, bank or other nominee, the shareowner can ask the firm or nominee to participate in the Plan on the shareowner's behalf. If the firm or nominee does not offer the Plan, dividends will be paid in cash to the shareowner of record. A firm

30     Pioneer Municipal High Income Trust | Semiannual Report | 10/31/11
      or nominee may reinvest a shareowner's cash dividends in common shares of the Trust on terms that differ from the terms of the Plan.

      Whenever the Trust declares a dividend on common shares payable in cash, participants in the Plan will receive the equivalent in common shares acquired by the Plan Agent either (i) through receipt of additional unissued but authorized common shares from the Trust or (ii) by purchase of outstanding common shares on the New York Stock Exchange or elsewhere. If, on the payment date for any dividend, the net asset value per common share is equal to or less than the market price per share plus estimated brokerage trading fees (market premium), the Plan Agent will invest the dividend amount in newly issued common shares. The number of newly issued common shares to be credited to each account will be determined by dividing the dollar amount of the dividend by the net asset value per common share on the date the shares are issued, provided that the maximum discount from the then current market price per share on the date of issuance does not exceed 5%. If, on the payment date for any dividend, the net asset value per common share is greater than the market value (market discount), the Plan Agent will invest the dividend amount in common shares acquired in open-market purchases. There are no brokerage charges with respect to newly issued common shares. However, each participant will pay a pro rata share of brokerage trading fees incurred with respect to the Plan Agent's open-market purchases. Participating in the Plan does not relieve shareowners from any federal, state or local taxes which may be due on dividends paid in any taxable year. Shareowners holding Plan shares in a brokerage account may not be able to transfer the shares to another broker and continue to participate in the Plan.

D.    Risks

      At times, the Trust's investments may represent industries or industry sectors that are interrelated or have common risks, making the Trust more susceptible to any economic, political, or regulatory developments or other risks affecting those industries and sectors. Information regarding the Trust's principal risks is contained in the Trust's original offering prospectus, with additional information included in the Trust's shareowner reports issued from time to time. Please refer to those documents when considering the Trust's principal risks.

      The Trust may invest in both investment grade and below investment grade (high-yield) municipal securities with a broad range of maturities and credit ratings. Debt securities rated below investment grade are commonly referred to as "junk bonds" and are considered speculative. These securities involve greater risk of loss, are subject to greater price volatility, and are less liquid, especially during periods of economic uncertainty or change, than higher rated debt securities.

       Pioneer Municipal High Income Trust | Semiannual Report | 10/31/11     31

2.    Management Agreement

Pioneer Investment Management, Inc. (PIM), the Trust's investment adviser, a wholly owned indirect subsidiary of UniCredit S.p.A. (UniCredit), manages the Trust's portfolio. Management fees payable under the Trust's Advisory Agreement with PIM are calculated daily at the annual rate of 0.60% of the Trust's average daily managed assets. "Managed assets" means (a) the total assets of the Trust, including any form of investment leverage, minus (b) all accrued liabilities incurred in the normal course of operations, which shall not include any liabilities or obligations attributable to investment leverage obtained through
(i) indebtedness of any type (including, without limitation, borrowing through a credit facility of the issuance of debt securities), (ii) the issuance of preferred stock or other similar preference securities, and/or (iii) any other means. For the six months ended October 31, 2011, the net management fee was 0.60% of the Trust's average daily managed assets, which was equivalent to 0.80% of the Trust's average daily net assets attributable to the common shareowners.

In addition, under PIM's management and administration agreements, certain other services and costs are paid by PIM and reimbursed by the Trust. At October 31, 2011, $216,189 was payable to PIM related to management costs, administrative costs and certain other reimbursements and is included in "Due to affiliates" on the Statement of Assets and Liabilities.

Effective September 1, 2010, PIM has retained State Street Bank and Trust Company (State Street) to provide certain administrative and accounting services to the Trust on its behalf. For such services, PIM pays State Street a monthly fee at an annual rate of 0.07% of the Trust's average daily managed assets up to $500 million and 0.03% for average daily managed assets in excess of $500 million, subject to a minimum monthly fee of $10,000. Previously, PIM had retained Princeton Administrators, LLC (Princeton) to provide such services. PIM paid Princeton a monthly fee at an annual rate of 0.07% of the Trust's average daily managed assets up to $500 million and 0.03% for average daily managed assets in excess of $500 million, subject to a minimum monthly fee of $10,000. Neither State Street nor Princeton received compensation directly from the Trust for providing such services.

3.    Transfer Agents

Pioneer Investment Management Shareholder Services, Inc. (PIMSS), a wholly owned indirect subsidiary of UniCredit, through a sub-transfer agency agreement with American Stock Transfer & Trust Company, provides substantially all transfer agent and shareowner services related to the Trust's common shares at negotiated rates. Deutsche Bank Trust Company Americas (Deutsche Bank) is the transfer agent, registrar, dividend paying agent and auction agent with respect to the Trust's Auction Preferred Shares (APS). The Trust pays Deutsche Bank an annual fee, as is agreed to from time to time by the Trust and Deutsche Bank, for providing such services.

32     Pioneer Municipal High Income Trust | Semiannual Report | 10/31/11

In addition, the Trust reimburses PIMSS for out-of-pocket expenses incurred by PIMSS related to shareowner communications activities such as proxy and statement mailings and outgoing phone calls.

4.    Interest Rate Swaps

The Trust may enter into interest rate swap transactions to attempt to protect itself from increasing dividend or interest expense on its leverage resulting from increasing short-term interest rates. The cost of leverage may rise with an increase in interest rates, generally having the effect of lower yields and potentially lower dividends to common shareowners. Interest rate swaps can be used to "lock in" the cost of leverage and reduce the negative impact that rising short-term interest rates would have on the Trust's leveraging costs.

An interest rate swap is an agreement between two parties, which involves exchanging floating rate and fixed rate interest payments for a specified period of time. Interest rate swaps involve the accrual of the net interest payments between the parties on a daily basis, with the net amount recorded within the unrealized appreciation/depreciation of interest rate swaps on the Statement of Assets and Liabilities. Once the interim payments are settled in cash, at the pre-determined dates specified in the agreement, the net amount is recorded as realized gain or loss from interest rate swaps on the Statement of Operations. During the term of the swap, changes in the value of the swap are recognized as unrealized gains and losses by "marking-to-market" the value of the swap based on values obtained from dealer quotations. When the swap is terminated, the Trust will record a realized gain or loss equal to the difference, if any, between the proceeds from (or cost of) closing the contract and the cost basis of the contract. The Trust is exposed to credit risk in the event of non-performance by the other party to the interest rate swap. Risk may also arise with regard to market movements in the value of the swap arrangement that do not exactly offset the changes in the related dividend requirement or interest expense on the Trust's leverage.

There were no interest rate swap contracts outstanding at October 31, 2011.

5.    Trust Shares

There are an unlimited number of common shares of beneficial interest authorized.

Transactions in common shares of beneficial interest for the six months ended October 31, 2011 and the year ended April 30, 2011 were as follows:

--------------------------------------------------------------------------------
                                                         10/31/11        4/30/11
--------------------------------------------------------------------------------
Shares outstanding at beginning of period              22,381,423     22,251,232
Reinvestment of distributions                              69,184        130,191
--------------------------------------------------------------------------------
Shares outstanding at end of period                    22,450,607     22,381,423
================================================================================

       Pioneer Municipal High Income Trust | Semiannual Report | 10/31/11     33

The Trust may classify or reclassify any unissued shares of beneficial interest into one or more series of preferred shares of beneficial interest. As of October 31, 2011, there were 4,040 APS as follows: Series A -- 2,000 and Series B -- 2,040.

Dividends on Series A and Series B are cumulative at a rate which is to be reset every seven days based on the results of an auction. An auction fails if there are more APS offered for sale than there are buyers. When an auction fails, the dividend rate for the period will be the maximum rate on the auction dates described in the prospectus for the APS. Preferred shareowners are not able to sell their APS at an auction if the auction fails. Since February 2008, the Trust's auctions related to the APS have failed. The maximum rate for each Series is 110% of the 7 day commercial paper rate or Kenny rate. Dividend rates on APS ranged from 0.107% to 0.365% during the six months ended October 31, 2011.

The Trust may not declare dividends or make other distributions on its common shares or purchase any such shares if, at the time of the declaration, distribution or purchase, the Trust does not comply with the asset coverage ratios described in the prospectus for the APS.

The APS are redeemable at the option of the Trust, in whole or in part, on any dividend payment date at $25,000 per share plus any accumulated or unpaid dividends, whether or not declared. The APS are also subject to mandatory redemption at $25,000 per share plus any accumulated or unpaid dividends, whether or not declared, if certain requirements relating to the composition of the assets and liabilities of the Trust as set forth in the Statement of Preferences are not satisfied.

The holders of APS have voting rights equal to the holders of the Trust's common shares (one vote per share) and will vote together with holders of the common shares as a single class. Holders of APS are also entitled to elect two of the Trust's Trustees. In addition, the Investment Company Act of 1940, as amended, requires that along with approval by shareowners that might otherwise be required, the approval of the holders of a majority of any outstanding preferred shares, voting separately as a class, would be required to (a) adopt any plan of reorganization that would adversely affect the preferred shares and (b) take any action requiring a vote of security holders, including, among other things, changes in the Trust's subclassification as a closed-end management investment company or changes in its fundamental investment restrictions.

6.    Subsequent Events

The Board of Trustees of the Trust declared a dividend from undistributed net investment income of $0.095 per common share payable November 30, 2011, to common shareowners of record on November 15, 2011.

Subsequent to October 31, 2011, dividends declared and paid on preferred shares totaled $24,765 in aggregate for the two outstanding preferred share series through December 8, 2011.

34     Pioneer Municipal High Income Trust | Semiannual Report | 10/31/11

ADDITIONAL INFORMATION (unaudited)

During the period, there have been no material changes in the Trust's investment objective or fundamental policies that have not been approved by the shareowners. There have been no changes in the Trust's charter or By-Laws that would delay or prevent a change in control of the Trust which has not been approved by the shareowners. During the period, there have been no changes in the principal risk factors associated with investment in the Trust. There were no changes in the persons who are primarily responsible for the day-to-day management of the Trust's portfolio.

Notice is hereby given in accordance with Section 23(c) of the Investment Company Act of 1940 that the Trust may purchase, from time to time, its common shares in the open market.

Results of Shareholder Meeting (unaudited)

At the annual meeting of shareowners held on September 21, 2011 shareowners of Pioneer Municipal High Income Trust were asked to consider the proposal described below. A report of the total votes cast by the Trust's shareholders follows:

Proposal 1 -- To elect Class II Trustees.

--------------------------------------------------------------------------------
Nominee                                   For                           Withheld
--------------------------------------------------------------------------------
Benjamin M. Friedman                      20,604,900.560                637,975
Margaret B. W. Graham                     20,592,130.560                650,745
Daniel K. Kingsbury+                      20,601,761.419                641,114

       Pioneer Municipal High Income Trust | Semiannual Report | 10/31/11     35

Trustees, Officers and Service Providers

Trustees                                        Officers
John F. Cogan, Jr., Chairman                    John F. Cogan, Jr., President
David R. Bock                                   Daniel K. Kingsbury, Executive
Mary K. Bush                                     Vice President
Benjamin M. Friedman                            Mark E. Bradley, Treasurer
Margaret B.W. Graham                            Christopher J. Kelley, Secretary
Daniel K. Kingsbury
Thomas J. Perna
Marguerite A. Piret
Stephen K. West

Investment Adviser and Administrator
Pioneer Investment Management, Inc.

Custodian
Brown Brothers Harriman & Co.

Legal Counsel
Bingham McCutchen LLP

Transfer Agent
Pioneer Investment Management Shareholder Services, Inc.

Shareowner Services and Sub-Transfer Agent
American Stock Transfer & Trust Company

Preferred Share Auction/Transfer Agent and Registrar
Deutsche Bank Trust Company Americas

Sub-Administrator
State Street Bank and Trust Company

Proxy Voting Policies and Procedures of the Trust are available without charge, upon request, by calling our toll free number (1-800-225-6292). Information regarding how the Trust voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is publicly available to shareowners at us.pioneerinvestments.com. This information is also available on the Securities and Exchange Commission's web site at www.sec.gov.

36     Pioneer Municipal High Income Trust | Semiannual Report | 10/31/11

How to Contact Pioneer

We are pleased to offer a variety of convenient ways for you to contact us for assistance or information.

You can call American Stock Transfer & Trust Company (AST) for:
--------------------------------------------------------------------------------
Account Information                                      1-800-710-0935

Or write to AST:
--------------------------------------------------------------------------------
For                                                      Write to

General inquiries, lost dividend checks,                 American Stock
change of address, lost stock certificates,              Transfer & Trust
stock transfer                                           Operations Center
                                                         6201 15th Ave.
                                                         Brooklyn, NY 11219

Dividend reinvestment plan (DRIP)                        American Stock
                                                         Transfer & Trust
                                                         Wall Street Station
                                                         P.O. Box 922
                                                         New York, NY 10269-0560
Visit our web site: www.amstock.com

For additional information, please contact your investment advisor or visit our web site us.pioneerinvestments.com.

The Trust files a complete schedule of investments with the Securities and Exchange Commission for the first and third quarters for each fiscal year on Form N-Q. Shareowners may view the filed Form N-Q by visiting the Commission's web site at http://www.sec.gov. The filed form also may be viewed and copied at the Commission's Public Reference Room in Washington, DC. Information regarding the operations of the Public Reference Room may be obtained by calling 1-800-SEC-0330.




ITEM 2. CODE OF ETHICS.

(a) Disclose whether, as of the end of the period covered by the report, the registrant has adopted a code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party. If the registrant has not adopted such a code of ethics, explain why it has not done so.

The registrant has adopted, as of the end of the period covered by this report, a code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer and controller.

(b) For purposes of this Item, the term "code of ethics" means written standards that are reasonably designed to deter wrongdoing and to promote:

        (1) Honest and ethical conduct, including the ethical handling of actual or apparent conflicts of interest between personal and professional relationships;

        (2) Full, fair, accurate, timely, and understandable disclosure in reports and documents that a registrant files with, or submits to, the Commission and in other public communications made by the registrant;

        (3) Compliance with applicable governmental laws, rules, and regulations;

        (4) The prompt internal reporting of violations of the code to an appropriate person or persons identified in the code; and

        (5) Accountability for adherence to the code.

(c) The registrant must briefly describe the nature of any amendment, during the period covered by the report, to a provision of its code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, and that relates to any element of the code of ethics definition enumerated in paragraph (b) of this Item. The registrant must file a copy of any such amendment as an exhibit pursuant to Item 10(a), unless the registrant has elected to satisfy paragraph (f) of this Item by posting its code of ethics on its website pursuant to paragraph (f)(2) of this Item, or by undertaking to provide its code of ethics to any person without charge, upon request, pursuant to paragraph (f)(3) of this Item.

The registrant has made no amendments to the code of ethics during the period covered by this report.

(d) If the registrant has, during the period covered by the report, granted a waiver, including an implicit waiver, from a provision of the code of ethics to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, that relates to one or more of the items set forth in paragraph (b) of this Item, the registrant must briefly describe the nature of the waiver, the name of the person to whom the waiver was granted, and the date of the waiver.

Not applicable.

(e) If the registrant intends to satisfy the disclosure requirement under paragraph (c) or (d) of this Item regarding an amendment to, or a waiver from, a provision of its code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions and that relates to any element of the code of ethics definition enumerated in paragraph (b) of this Item by posting such information on its Internet website, disclose the registrant's Internet address and such intention.

Not applicable.

(f) The registrant must:

        (1) File with the Commission, pursuant to Item 10(a), a copy of its code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, as an exhibit to its annual report on this Form N-CSR (see attachment);

        (2) Post the text of such code of ethics on its Internet website and disclose, in its most recent report on this Form N-CSR, its Internet address and the fact that it has posted such code of ethics on its Internet website; or

        (3) Undertake in its most recent report on this Form N-CSR to provide to any person without charge, upon request, a copy of such code of ethics and explain the manner in which such request may be made.
	See Item 10(2)

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

(a) (1) Disclose that the registrant's board of trustees has determined that the registrant either:

    (i) Has at least one audit committee financial expert serving on its audit committee; or

    (ii) Does not have an audit committee financial expert serving on its audit committee.

The registrant's Board of Trustees has determined that the registrant has at least one audit committee financial expert.

    (2) If the registrant provides the disclosure required by paragraph
(a)(1)(i) of this Item, it must disclose the name of the audit committee financial expert and whether that person is "independent." In order to be considered "independent" for purposes of this Item, a member of an audit committee may not, other than in his or her capacity as a member of the audit committee, the board of trustees, or any other board committee:

    (i) Accept directly or indirectly any consulting, advisory, or other compensatory fee from the issuer; or

    (ii) Be an "interested person" of the investment company as defined in
         Section 2(a)(19) of the Act (15 U.S.C. 80a-2(a)(19)).

Ms. Marguerite A. Piret, an independent trustee, is such an audit committee financial expert.

    (3) If the registrant provides the disclosure required by paragraph (a)(1)
(ii) of this Item, it must explain why it does not have an audit committee financial expert.

Not applicable.


ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

(a) Disclose, under the caption AUDIT FEES, the aggregate fees billed for each of the last two fiscal years for professional services rendered by the principal accountant for the audit of the registrant's annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years.

N/A

(b) Disclose, under the caption AUDIT-RELATED FEES, the aggregate fees billed in each of the last two fiscal years for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant's financial statements and are not reported under paragraph (a) of this Item. Registrants shall describe the nature of the services comprising the fees disclosed under this category.

N/A

(c) Disclose, under the caption TAX FEES, the aggregate fees billed in each of the last two fiscal years for professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning. Registrants shall describe the nature of the services comprising the fees disclosed under this category.

N/A

(d) Disclose, under the caption ALL OTHER FEES, the aggregate fees billed in each of the last two fiscal years for products and services provided by the principal accountant, other than the services reported in paragraphs (a) through
(c) of this Item. Registrants shall describe the nature of the services comprising the fees disclosed under this category.

N/A

(e) (1) Disclose the audit committee's pre-approval policies and procedures described in paragraph (c)(7) of Rule 2-01 of Regulation S-X.

 PIONEER FUNDS
            APPROVAL OF AUDIT, AUDIT-RELATED, TAX AND OTHER SERVICES
                       PROVIDED BY THE INDEPENDENT AUDITOR

                  SECTION I - POLICY PURPOSE AND APPLICABILITY

The Pioneer Funds recognize the importance of maintaining the independence of their outside auditors. Maintaining independence is a shared responsibility involving Pioneer Investment Management, Inc ("PIM"), the audit committee and the independent auditors.

The Funds recognize that a Fund's independent auditors: 1) possess knowledge of the Funds, 2) are able to incorporate certain services into the scope of the audit, thereby avoiding redundant work, cost and disruption of Fund personnel and processes, and 3) have expertise that has value to the Funds. As a result, there are situations where it is desirable to use the Fund's independent auditors for services in addition to the annual audit and where the potential for conflicts of interests are minimal. Consequently, this policy, which is intended to comply with Rule 210.2-01(C)(7), sets forth guidelines and procedures to be followed by the Funds when retaining the independent audit firm to perform audit, audit-related tax and other services under those circumstances, while also maintaining independence.

Approval of a service in accordance with this policy for a Fund shall also constitute approval for any other Fund whose pre-approval is required pursuant to Rule 210.2-01(c)(7)(ii).

In addition to the procedures set forth in this policy, any non-audit services that may be provided consistently with Rule 210.2-01 may be approved by the Audit Committee itself and any pre-approval that may be waived in accordance with Rule 210.2-01(c)(7)(i)(C) is hereby waived.

Selection of a Fund's independent auditors and their compensation shall be determined by the Audit Committee and shall not be subject to this policy.

                               SECTION II - POLICY

---------------- -------------------------------- -------------------------------------------------
SERVICE           SERVICE CATEGORY DESCRIPTION      SPECIFIC PRE-APPROVED SERVICE SUBCATEGORIES
CATEGORY
---------------- -------------------------------- -------------------------------------------------
I.  AUDIT        Services that are directly       o Accounting research assistance
SERVICES         related to performing the        o SEC consultation, registration
                 independent audit of the Funds     statements, and reporting
                                                  o Tax accrual related matters
                                                  o Implementation of new accounting
                                                    standards
                                                  o Compliance letters (e.g. rating agency
                                                    letters)
                                                  o Regulatory reviews and assistance
                                                    regarding financial matters
                                                  o Semi-annual reviews (if requested)
                                                  o Comfort letters for closed end
                                                    offerings
---------------- -------------------------------- -------------------------------------------------
II.              Services which are not           o AICPA attest and agreed-upon procedures
AUDIT-RELATED    prohibited under Rule            o Technology control assessments
SERVICES         210.2-01(C)(4) (the "Rule")      o Financial reporting control assessments
                 and are related extensions of    o Enterprise security architecture
                 the audit services support the     assessment
                 audit, or use the
                 knowledge/expertise gained
                 from the audit procedures as a
                 foundation to complete the
                 project.  In most cases, if
                 the Audit-Related Services are
                 not performed by the Audit
                 firm, the scope of the Audit
                 Services would likely
                 increase.  The Services are
                 typically well-defined and
                 governed by accounting
                 professional standards (AICPA,
                 SEC, etc.)
---------------- -------------------------------- -------------------------------------------------
 ------------------------------------- ------------------------------------
   AUDIT COMMITTEE APPROVAL POLICY               AUDIT COMMITTEE
                                                REPORTING POLICY
 ------------------------------------- ------------------------------------
 o "One-time" pre-approval             o A summary of all such
   for the audit period for all          services and related fees
   pre-approved specific service         reported at each regularly
   subcategories.  Approval of the       scheduled Audit Committee
   independent auditors as               meeting.
   auditors for a Fund shall
   constitute pre approval for
   these services.
 ------------------------------------- ------------------------------------
 o "One-time" pre-approval             o A summary of all such
   for the fund fiscal year within       services and related fees
   a specified dollar limit              (including comparison to
   for all pre-approved                  specified dollar limits)
   specific service subcategories        reported quarterly.

 o Specific approval is
   needed to exceed the
   pre-approved dollar limit for
   these services (see general
   Audit Committee approval policy
   below for details on obtaining
   specific approvals)

 o Specific approval is
   needed to use the Fund's
   auditors for Audit-Related
   Services not denoted as
   "pre-approved", or
   to add a specific service
   subcategory as "pre-approved"
 ------------------------------------- ------------------------------------

                     SECTION III - POLICY DETAIL, CONTINUED

----------------------- --------------------------- -----------------------------------------------
   SERVICE CATEGORY          SERVICE CATEGORY        SPECIFIC PRE-APPROVED SERVICE SUBCATEGORIES
                               DESCRIPTION
----------------------- --------------------------- -----------------------------------------------
III. TAX SERVICES       Services which are not      o Tax planning and support
                        prohibited by the Rule,     o Tax controversy assistance
                        if an officer of the Fund   o Tax compliance, tax returns, excise
                        determines that using the     tax returns and support
                        Fund's auditor to provide   o Tax opinions
                        these services creates
                        significant synergy in
                        the form of efficiency,
                        minimized disruption, or
                        the ability to maintain a
                        desired level of
                        confidentiality.
----------------------- --------------------------- -----------------------------------------------

------------------------------------- -------------------------
  AUDIT COMMITTEE APPROVAL POLICY         AUDIT COMMITTEE
                                          REPORTING POLICY
------------------------------------- -------------------------
------------------------------------- -------------------------
o "One-time" pre-approval             o A summary of
  for the fund fiscal  year             all such services and
  within a specified dollar limit       related fees
  				        (including comparison
  			                to specified dollar
  			                limits) reported
  			                quarterly.

o Specific approval is
  needed to exceed the
  pre-approved dollar limits for
  these services (see general
  Audit Committee approval policy
  below for details on obtaining
  specific approvals)

o Specific approval is
  needed to use the Fund's
  auditors for tax services not
  denoted as pre-approved, or to add a specific
  service subcategory as
  "pre-approved"
------------------------------------- -------------------------

                     SECTION III - POLICY DETAIL, CONTINUED

----------------------- --------------------------- -----------------------------------------------
   SERVICE CATEGORY          SERVICE CATEGORY        SPECIFIC PRE-APPROVED SERVICE SUBCATEGORIES
                               DESCRIPTION
----------------------- --------------------------- -----------------------------------------------
IV.  OTHER SERVICES     Services which are not      o Business Risk Management support
                        prohibited by the Rule,     o Other control and regulatory
A. SYNERGISTIC,         if an officer of the Fund     compliance projects
UNIQUE QUALIFICATIONS   determines that using the
                        Fund's auditor to provide
                        these services creates
                        significant synergy in
                        the form of efficiency,
                        minimized disruption,
                        the ability to maintain a
                        desired level of
                        confidentiality, or where
                        the Fund's auditors
                        posses unique or superior
                        qualifications to provide
                        these services, resulting
                        in superior value and
                        results for the Fund.
----------------------- --------------------------- -----------------------------------------------
--------------------------------------- ------------------------
    AUDIT COMMITTEE APPROVAL POLICY         AUDIT COMMITTEE
                                            REPORTING POLICY
------------------------------------- --------------------------
o "One-time" pre-approval             o A summary of
  for the fund fiscal year within       all such services and
  a specified dollar limit              related fees
  			               (including comparison
  			                to specified dollar
  				        limits) reported
                                        quarterly.
o Specific approval is
  needed to exceed the
  pre-approved dollar limits for
  these services (see general
  Audit Committee approval policy
  below for details on obtaining
  specific approvals)

o Specific approval is
  needed to use the Fund's
  auditors for "Synergistic" or
  "Unique Qualifications" Other
  Services not denoted as
  pre-approved to the left, or to
  add a specific service
  subcategory as "pre-approved"
------------------------------------- --------------------------

                     SECTION III - POLICY DETAIL, CONTINUED

----------------------- ------------------------- -----------------------------------------------
   SERVICE CATEGORY         SERVICE CATEGORY        SPECIFIC PROHIBITED SERVICE SUBCATEGORIES
                              DESCRIPTION
----------------------- ------------------------- -----------------------------------------------
PROHIBITED  SERVICES    Services which result     1. Bookkeeping or other services
                        in the auditors losing       related to the accounting records or
                        independence status          financial statements of the audit
                        under the Rule.              client*
                                                  2. Financial information systems design
                                                     and implementation*
                                                  3. Appraisal or valuation services,
                                                     fairness* opinions, or
                                                     contribution-in-kind reports
                                                  4. Actuarial services (i.e., setting
                                                     actuarial reserves versus actuarial
                                                     audit work)*
                                                  5. Internal audit outsourcing services*
                                                  6. Management functions or human
                                                     resources
                                                  7. Broker or dealer, investment
                                                     advisor, or investment banking services
                                                  8. Legal services and expert services
                                                     unrelated to the audit
                                                  9. Any other service that the Public
                                                     Company Accounting Oversight Board
                                                     determines, by regulation, is
                                                     impermissible
----------------------- ------------------------- -----------------------------------------------
------------------------------------------- ------------------------------
     AUDIT COMMITTEE APPROVAL POLICY               AUDIT COMMITTEE
                                                  REPORTING POLICY
------------------------------------------- ------------------------------
o These services are not to be              o A summary of all
  performed with the exception of the(*)      services and related
  services that may be permitted              fees reported at each
  if they would not be subject to audit       regularly scheduled
  procedures at the audit client (as          Audit Committee meeting
  defined in rule 2-01(f)(4)) level           will serve as continual
  the firm providing the service.             confirmation that has
  				              not provided any
                                              restricted services.
------------------------------------------- ------------------------------

--------------------------------------------------------------------------------
GENERAL AUDIT COMMITTEE APPROVAL POLICY:
o For all projects, the officers of the Funds and the Fund's auditors will each make an assessment to determine that any proposed projects will not impair independence.

o Potential services will be classified into the four non-restricted service categories and the "Approval of Audit, Audit-Related, Tax and Other Services" Policy above will be applied. Any services outside the specific pre-approved service subcategories set forth above must be specifically approved by the Audit Committee.

o At least quarterly, the Audit Committee shall review a report summarizing the services by service category, including fees, provided by the Audit firm as set forth in the above policy.

--------------------------------------------------------------------------------


    (2) Disclose the percentage of services described in each of paragraphs (b) through (d) of this Item that were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

N/A

(f) If greater than 50 percent, disclose the percentage of hours expended on the principal accountant's engagement to audit the registrant's financial statements for the most recent fiscal year that were attributed to work performed by persons other than the principal accountant's full-time, permanent employees.

N/A

(g) Disclose the aggregate non-audit fees billed by the registrant's accountant for services rendered to the registrant, and rendered to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for each of the last two fiscal years of the registrant.

N/A

(h) Disclose whether the registrant's audit committee of the board of trustees has considered whether the provision of non-audit services that were rendered to the registrant's investment adviser (not including any subadviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant's independence.

The Fund's audit committee of the Board of Trustees has considered whether the provision of non-audit services that were rendered to the Affiliates (as defined) that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant's independence.

Item 5. Audit Committee of Listed Registrants

(a) If the registrant is a listed issuer as defined in Rule 10A-3 under the Exchange Act (17 CFR 240.10A-3), state whether or not the registrant has a separately-designated standing audit committee established in accordance with Section 3(a)(58)(A) of the Exchange Act (15 U.S.C. 78c(a)(58)(A)).
If the registrant has such a committee, however designated, identify each committee member. If the entire board of directors is acting as the registrants audit committee as specified in
Section 3(a)(58)(B) of the Exchange Act (15 U.S.C. 78c(a)(58)(B)), so state.

The registrant has a separately-designated standing audit committe eestablished in accordance with Section
3(a)(58)(A) of the Exchange Act (15 U.S.C. 78c(a)(58)(A)).

(b) If applicable, provide the disclosure required by Rule 10A-3(d) under the Exchange Act (17 CFR 240.10A-3(d)) regarding an exemption from the listing standards for audit committees.

N/A

Item 6. Schedule of Investments.

File Schedule I Investments in securities of unaffiliated issuers as of the close of the reporting period as set forth in 210.12-12 of Regulation S-X [17 CFR 210.12-12], unless the schedule is included as part of the report to shareholders filed under Item
1 of this Form.

Included in Item 1


ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR
CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

A closed-end management investment company that is filing an annual report on this Form N-CSR must, unless it invests exclusively in non-voting securities, describe the policies and procedures that it uses to determine how to vote proxies relating to portfolio securities, including the procedures that the company uses when a vote presents a conflict between the interests of its shareholders, on the one hand, and those of the company's investment adviser; principal underwriter; or any affiliated person (as defined in Section 2(a)(3) of the Investment Company Act of 1940 (15 U.S.C. 80a-2(a)(3)) and the rules thereunder) of the company, its investment adviser, or its principal underwriter, on the other. Include any policies and procedures of the company's investment adviser, or any other third party, that the company uses, or that are used on the company's behalf, to determine how to vote proxies relating to portfolio securities.

Information not required in semi annual reports on form NCSR.

Item 8. Portfolio Managers of Closed-End Management Investment
        Companies.

(a) If the registrant is a closed-end management investment company that is filing an annual report on this Form N-CSR,provide the following information:
(1) State the name, title, and length of service of the person or persons employed by or associated with the registrant or an investment adviser of the registrant who are primarily responsible for the day-to-day management of the registrants portfolio (Portfolio Manager). Also state each Portfolio Managers business experience during the past 5 years.

Information not required in semi annual reports on form NCSR.

Item 9. Purchases of Equity Securities by Closed-End Management
Investment Company and Affiliated Purchasers.

(a) If the registrant is a closed-end management investment company, in the following tabular format, provide the information specified in paragraph (b) of this Item with respect to any purchase made by or on behalf of the registrant or any affiliated purchaser, as defined in Rule 10b-18(a)(3) under the Exchange Act (17 CFR 240.10b-18(a)(3)), of shares or other units of any class of the registrants equity securities that is registered by the registrant pursuant to Section 12 of the Exchange Act (15 U.S.C. 781). Instruction to paragraph (a). Disclose all purchases covered by this Item, including purchases that do not satisfy the conditions of the safe harbor of Rule 10b-18 under the Exchange Act (17 CFR 240.10b-18), made in the period covered by the report. Provide disclosures covering repurchases made on a monthly basis. For example, if the reporting period began on January 16 and ended on July 15, the chart would show repurchases for the months from January 16 through February 15, February 16 through March 15, March 16 through
April 15, April 16 through May 15, May 16 through June 15, and June 16 through July 15.

During the period covered by this report, there were no purchases made by or on behalf of the registrant or any affiliated purchaser as defined in Rule 10b-18(a)(3) under the Securities Exchange Act of 1934 (the Exchange Act), of shares of the registrants equity securities that are registered by the registrant pursuant to
Section 12 of the Exchange Act.


Item 10. Submission of Matters to a Vote of Security Holders.

Describe any material changes to the procedures by which shareholders may recommend nominees to the registrants board of directors, where those changes were implemented after the registrant last provided disclosure in response to the requirements of Item 7(d)(2)(ii)(G) of Schedule 14A (17 CFR 240.14a-101), or this Item.


There have been no material changes to the procedures by which the shareholders may recommend nominees to the registrants board of directors since the registrant last provided disclosure in response to the requirements of Item 7(d)(2)(ii)(G) of Schedule 14(A) in its definitive proxy statement, or this Item.


ITEM 11. CONTROLS AND PROCEDURES.

(a) Disclose the conclusions of the registrant's principal executive officer or officers and principal financial officer or officers, or persons performing similar functions, about the effectiveness of the registrant's disclosure controls and procedures (as defined in Rule 30a-2(c) under the Act (17 CFR 270.30a-2(c))) based on their evaluation of these controls and procedures as of a date within 90 days of the filing date of the report that includes the disclosure required by this paragraph.

The registrant's principal executive officer and principal financial officer have concluded that the registrant's disclosure controls and procedures are effective based on their evaluation of these controls and procedures as of a date within 90 days of the filing date of this report.


(b) Disclose whether or not there were significant changes in the registrant's internal controls or in other factors that could significantly affect these controls subsequent to the date of their evaluation, including any corrective actions with regard to significant deficiencies and material weaknesses.

There were no significant changes in the registrant's internal control over financial reporting that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant's internal control over financial reporting.

The registrant's principal executive officer and principal financial officer, however, voluntarily are reporting the following information:

In August of 2006 the registrant's investment adviser enhanced its internal procedures for reporting performance information required to be included in prospectuses.
Those enhancements involved additional internal controls over the appropriateness of performance data generated for this purpose. Such enhancements were made following an internal review which identified prospectuses relating to certain classes of shares of a limited number of registrants where, inadvertently, performance information not reflecting the deduction of applicable sales charges was included. Those prospectuses were revised, and the revised prospectuses were distributed to shareholders.


ITEM 12. EXHIBITS.

File the exhibits listed below as part of this Form. Letter or number the exhibits in the sequence indicated.

(a) Any code of ethics, or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy the Item 2 requirements through filing of an exhibit.



(b) A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2 under the Act
(17 CFR 270.30a-2).

Filed herewith.

                                   SIGNATURES

                          [See General Instruction F]


Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.


(Registrant) Pioneer Municipal High Income Trust


By (Signature and Title)* /s/ John F. Cogan, Jr.
John F. Cogan, Jr, President

Date December 30, 2011


Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.


By (Signature and Title)* /s/ John F. Cogan, Jr.
John F. Cogan, Jr., President

Date December 30, 2011


By (Signature and Title)* /s/ Mark Bradley
Mark Bradley, Treasurer & Chief Accounting & Financial Officer

Date December 30, 2011

* Print the name and title of each signing officer under his or her signature.